EXHIBIT 10.7


                               SERVICES AGREEMENT

BISYS, INC.                                             Contract No.    CH-1901
11 Greenway Plaza                                                       -------
Houston, TX  77046-1102                               Price List No.      D4-98
                                                                        -------


Client         Monmouth Community Bank
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Address        P.O. Box 630
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City           Long Branch     State    New Jersey   Zip Code    07740-0630
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1. SCOPE OF AGREEMENT

Client agrees to convert to the BISYS system (defined in Paragraph 2(C) below) and BISYS, Inc. ("BISYS") shall provide Client, in accordance with this Agreement, the services selected by Client from BISYS' then applicable Standard Services Price List and/or Special Services Price List (collectively, the "Price Lists") (collectively the "Services"). BISYS shall provide the reports listed on the Standard Reports List and Special Reports List as applicable to the Services selected by Client. The current Price Lists are attached hereto and made a part hereof.

2. TERM OF AGREEMENT

A. The initial term of this Agreement shall commence the date this Agreement is executed by both parties and end sixty full calendar months after the "Conversion Date" (as defined in Paragraph 4(B)) (the "Initial Period").

B. The Agreement shall automatically continue after the Initial Period for subsequent consecutive Terms of three years each unless and until it is terminated by either party upon written notice to the other given at least 180 days prior to the end of the Initial Period or any additional three year period.

C. If Client has given BISYS notice pursuant to Paragraph 2(B) and Client intends to deconvert from the BISYS data processing system ("BISYS System"), Client may, upon written notice to BISYS given at any time during the final 120 days of this Agreement (as determined in accordance with 2(B) above) or any extension hereof pursuant to this Paragraph 2(C), extend the termination date to the date indicated in such notice, which date shall not be, in any event, less than 120 days after the date of such notice. Commencing at the end of the Initial Period or any renewal period (as applicable), Client shall pay for Services at the prices set forth in the then current BISYS Price Lists notwithstanding the giving of extension notice.

D. Continuing obligations under this Agreement are those relating to "BISYS Products" (defined in Paragraph 10(A)); "Confidential Information" (defined in Paragraph 10(F)) and "Client Files" (defined in Paragraph 8(A)), and such continuing obligations shall survive any termination of this Agreement.


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3.   CHARGES

A. Each month commencing Conversion Date, whether or not Client actually uses any Services during each month, Client shall pay a minimum monthly charge equal to the greater of (i) $5,000.00; (ii) BISYS' charges for the Services actually used by Client during such month; (iii) 80% of the charges invoiced to Client during the immediately preceding month; or (iv) 80% of the charges invoiced to Client for the month immediately preceding any deconversion by Client if Client deconverts from the BISYS System.

B. The initial charges for the Services are specified in the Price Lists, and shall be recorded by the BISYS System or by any other means used by BISYS of determining Client's usage. The charges for the Services listed on the Standard Services Price List as of the date hereof will not be changed by BISYS until the expiration of the first year following Conversion Date. Thereafter, during the remaining term of the Initial Period, the charges for the Services listed on the Standard Services Price List may be changed by BISYS at any time and from time to time upon at least 90 days prior written notice to Client. During the Initial Period, the charges for the Services listed on the Special Services Price List as of the date hereof may be changed by BISYS at any time after the date hereof upon at least 90 days prior written notice to Client. After the Initial Period, the charges for the Services listed on the Price Lists shall automatically, and without notice, be changed to BISYS' standard (non-discounted) list prices then in effect for the respective Services; such prices may, thereafter, be changed by BISYS, at any time and from time to time, upon at least 90 days prior written notice to Client.

C. There shall be added to all charges for the Services furnished Client hereunder amounts equal to any applicable taxes levied or based on such Services, exclusive of taxes based on BISYS' income.

D. No later than the 5th day of each calendar month, BISYS shall invoice (the "Monthly Invoice") Client: (i) for all Services projected to be used by Client during that billing month (the "Billing Month") which charge will be based upon either actual usage and number of accounts during the month prior to the Billing Month or the minimum charge pursuant to Paragraph 3(A); (ii) an amount equal to 100% of the recurring pass through charges actually utilized by Client during the prior month as the estimated pass through charge for the Billing Month; (iii) adjustments (debits/credits) to the prior month's estimated charges set forth in (i) and (ii) above and;
     (iv) all other charges incurred by Client during the prior month. For the projected portion of the invoice, the first Monthly Invoice shall be based upon BISYS' estimates of usage and shall also include for the prior month (during which the Conversion Date occurred) a full month's charges unless the Conversion Date is after the 15th of the prior month, in which event Client shall be assessed one-half month's charges for the prior month.
     Client agrees to pay all amounts set forth in the Monthly Invoice by automatic debit by BISYS on the last business day of the Billing Month from a Client bank account established for this purpose (the "Payment Account"). Client agrees to execute any and all required documentation to enable BISYS to perform such automatic debiting of the Payment Account. If Client fails to pay any amounts due under this Agreement, Client shall, upon demand, pay interest at the rate of


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     1-1/2%  per  month,  but in no event more than the  highest  interest  rate allowable, on such delinquent amounts from their due date until the date of payment. Client agrees to reimburse BISYS for any and all expenses BISYS may incur, including reasonable attorneys fees, in taking action to collect any amounts due BISYS hereunder. All amounts due must be paid prior to Client's deconversion from the BISYS system.

4.   CONVERSION TO THE SERVICES

A. BISYS shall, to the extent applicable, convert machine readable Client Files to make them compatible with the Services selected by Client from the Standard Services Price List. Client agrees to cooperate with BISYS and provide all necessary information and assistance required for BISYS to successfully convert such Client Files. Client will assign a liaison person to assist and cooperate with applicable in such conversion.

B. BISYS shall determine in accordance with its normal acceptance procedures when the applicable Client Files have been successfully converted and when the Services selected by Client from the Standard Services Price List are operational and available for Client's use. The date the first of the Services selected by Client from the Standard Services Price List is operational and available for Client's use is the "Conversion Date."

5.   AVAILABILITY OF THE SERVICES

A. Hours for accessing on an on-line basis ("On-Line Hours") at the BISYS data center providing Services to Client ("Data Center") are 7:00 A.M. to 9:00 P.M. Monday through Friday and 7:00 A.M. to 5:00 P.M. Saturday and Sunday (Data Center time) exclusive of BISYS holidays (New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). A particular Service may also be available at other than On-Line Hours; in which event Client may, at its option and subject to any additional charges therefor, use that Service at such other times.

B. BISYS will make every reasonable effort to have the Services available during the On-Line Hours. However, BISYS cannot and does not guarantee such availability. Accordingly, Client's remedy and BISYS sole liability to Client or any third party for BISYS' claims, notwithstanding the form of such claims (e.g., contract, negligence, or otherwise), arising out of (i) the unavailability of the BISYS System or (ii) the interruption in or delay of the Services provided or to be provided by BISYS hereunder, shall be for BISYS to use all reasonable efforts to make the BISYS System available and/or to resume the Services as promptly as reasonably practicable.

C. Client shall, at it's expense, be responsible for delivering and transmitting to and from Client's offices, the offices of the applicable regulatory authorities and any other location authorized by Client, and the Data Center all data and information necessary for BISYS to furnish the Services to Client.

6.   USE OF THE SERVICES

A. Client is exclusively responsible for the consequences of its own actions; for any instructions it gives BISYS; for its failure to access the Services in the manner prescribed


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     by BISYS, and for its failure to supply accurate input information.  Client is responsible for auditing, balancing, verifying the correctness of calculation routines (such as interest and service charges) and reconciling any out-of-balance condition, and for notifying BISYS of any errors in the foregoing within fifteen business days after receipt of the incorrect information. Client's remedy and BISYS' sole liability to Client or any third party for any claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of errors or omissions in the Services provided or to be provided by BISYS hereunder and caused by BISYS shall be for BISYS to furnish the correct report and/or to correct the applicable Client Files, provided that Client promptly advises BISYS thereof.

B.   Client  shall  use  the  Services  in  accordance   with  such   reasonable
     instructions as may be established by BISYS from time to time as set forth in any written materials furnished by BISYS to Client.

C. Except as otherwise permitted by BISYS, Client will use the Services only for its own internal and proper business purposes and will not sell or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party.

D. Client shall not make any alteration, change or modification to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder, without BISYS' prior written consent in each instance.

E. BISYS shall give Client written notice of any BISYS system change which materially affects Client. Nothing herein shall preclude or limit BISYS' ability to make changes to its data processing system.

7.   COMMUNICATION LINES AND EQUIPMENT.

A. BISYS shall order, on Client's behalf and with Client's approval, the installation of appropriate telephone lines and communications equipment to enable Client to access the Services. Client shall pay all charges relating to the installation and use of such telephone lines and communications equipment.

B.   BISYS  shall  not  be  responsible  for  the   reliability,   or  continued
     availability, of telephone lines and communications equipment used by Client in accessing the Services.

8.   FILE SECURITY AND RETENTION.

A. Any Client data bases and files or other information provided by Client to BISYS for use with the Services (the "Client Files") shall remain the confidential property of Client. BISYS will provide reasonable security provisions to insure that third parties do not have access to the Client Files. BISYS reserves the right to issue and change regulations and procedures from time to time to improve file security. BISYS will instruct its employees having access to the Client files to keep the same confidential by using the same care and discretion that BISYS uses with respect to its own confidential property.


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B.   BISYS  will  take  reasonable  precautions  to  prevent  the  loss  of,  or alteration to, Client Files, but BISYS cannot guarantee against any such loss or alteration. Accordingly, Client will, to the extent deemed necessary by Client, keep copies of all source documents of information delivered to BISYS and will maintain a procedure external to the BISYS System for the reconstruction of lost or altered Client Files. In connection with the foregoing, it is understood that Client shall assume and be responsible for risk of loss and/or damage to documents and records while they are in transit to and from the Data Center.

C. During the term of this Agreement, BISYS will retain the Client Files in accordance with, and to the extent provided by BISYS' then prevailing records retention policies for the Services, which policies will be consistent with guidelines covering the Services established by appropriate regulatory authorities. BISYS will, upon the expiration of any retention period for Client Files dispose of Client Files in any manner deemed appropriate by BISYS unless Client, prior to such disposal, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense. Client shall pay for the provision of Client Files to Client at BISYS' standard rates for such services and BISYS shall provide such Client Files provided that BISYS has been paid for all Services provided hereunder through the date such requested Client Files are returned to Client.

D. BISYS has a written Disaster Recovery Plan establishing emergency procedures, including off-premises backup facility. In connection therewith, BISYS has prepared a Disaster Recovery Manual. The Disaster Recovery Plan and Disaster Recovery Manual are available at the Data Center for examination by bank auditors and examiners and, as they may be modified from time to time, will remain in existence during the term of this
     Agreement.   BISYS  shall  provide  Client,  upon  written  request,   with
     information necessary for Client to develop a disaster contingency plan which will work in concert with BISYS' Disaster Recovery Plan.

9.   DUTIES UPON TERMINATION; RETURN OF RECORDS

A. Upon the termination of this Agreement for any reason, BISYS will dispose of all Client Files still in the BISYS System in any manner deemed appropriate by BISYS unless Client, not later than 30 days after such termination, furnishes to BISYS written instructions for the disposition of such Client Files at Client's expense as set forth in Paragraph 9(B).

B. At Client's request as set forth in Paragraph 9(A), BISYS shall deliver to Client all of the Client Files then retained by BISYS including file layouts and their description in BISYS format and shall provide in accordance with BISYS deconversion policies, reasonable and necessary assistance with the deconversion from the BISYS System to a non-BISYS system ("Deconversion"). Client shall pay BISYS for Deconversion assistance in accordance with BISYS' then current Deconversion rate schedule. Payment for Deconversion together with all other payments which are due, and which will become due pursuant to the provisions of this Agreement shall be paid to BISYS prior to delivery of such Client Files.


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C.   Client files returned to Client shall be in a standard BISYS format.

10.  OWNERSHIP,  USE  AND  CONFIDENTIALITY;   BISYS  PRODUCTS  AND  CONFIDENTIAL
     INFORMATION

A. All computer programs and related documentation made available, directly or indirectly, by BISYS to Client as part of the Services (the "BISYS Products") are the exclusive and confidential property of BISYS or the third parties from whom BISYS has secured the right to use such computer programs and documentation.

B. A personal, non-exclusive, non-transferable right and license is being granted Client to use, during the term of this Agreement, any applications software programs included in the BISYS Products (the "Application Programs") which are delivered to Client as part of the Services solely for Client's own business usage. Client shall not have any interest in the Applications Programs except for this limited license.

C. Client shall receive all improvements, enhancements, modifications and updates to any Applications Programs which are delivered to Client as part of the Services if, and as, made available by BISYS to its clients generally. All such improvements, enhancements, modifications and updates shall be delivered to Client in the form of a computer media, which media shall be provided to Client by BISYS and shall be installed by Client. If Client fails to install any such media within 45 days of its receipt from BISYS, BISYS shall have no further obligation to provide Client with improvements, enhancements, modifications or updates to such Application Programs.

D. Client acknowledges that it shall be deemed a sublicensee of BISYS for any systems software programs included in the BISYS Products (the "Systems Programs") which are delivered to Client as part of the Services. Client accepts a sublicense from BISYS of the Systems Programs on a personal, non-exclusive, non-transferable basis with the right to use, during the term of this Agreement, such Systems Programs solely in connection with the Services.

E. Client shall not copy, in whole or in part, any BISYS Products or related documentation, whether in the form of computer media, printed or in any other form. Client shall not make any alteration, change or modification to any BISYS Products.

F. Client shall treat as confidential and will not disclose or otherwise make available any of the BISYS Products or any trade secrets, processes, proprietary data, information or documentation related thereto including, without limitation, any flow charts, logic diagrams or source code
     (collectively the "Confidential Information"), in any form, to any person other than employees of Client. Client will instruct its employees and agents who have access to the BISYS Products and the Confidential Information to keep the same confidential by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of this Agreement for any reason, Client shall return to BISYS any and all copies of the BISYS Products and the Confidential Information which are in its possession.


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11.  GOVERNMENTAL AGENCIES.

A. Client shall provide all required notices to the appropriate regulatory authorities concerning the initiation or termination of this Agreement, or of any substantial changes in the Services being provided to Client. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities and Client's internal auditors and independent public accountants, upon prior written notice to BISYS. All costs incurred by BISYS in the preparation of data for inspection, examination or audit will be charged to Client at BISYS' then standard rates for such services.

B. BISYS shall provide annually to the appropriate regulatory authorities any Third Party Review Reports prepared by independent public accountants with respect to the Services performed by BISYS at the Data Center and copies of BISYS' audited financial statements. By entering into this Agreement, BISYS agrees that it extends to the Office of Thrift Supervision ("OTS") and the New Jersey Department of Banking the same authority and responsibility (as applicable to Client) provided to the other regulatory agencies pursuant to the Bank Services Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise.

C. If after the date hereof any modification to the services shall be required by law or by any governmental regulatory authority, BISYS shall, except to the extent such changes may be beyond the capability of the BISYS System to implement, conform the Services to be in compliance with such modified laws or governmental regulations. BISYS may, at its discretion, pass on , in whole or in part, on an equitable basis to all users of the Services (including Client) affected by any such modification the actual costs incurred by BISYS in making any such modification to the Services.

12.  WARRANTY

A. BISYS represents and warrants that the Services will conform materially to their design specifications and user documentation which may be changed from time to time. This warranty shall not extend to any of the computer programs, data bases and/or BISYS supported files used by BISYS in connection with providing the Services to Client hereunder which have been altered, changed or modified in any way, without BISYS prior written consent in each instance.

B.   EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESS OR
     IMPLIED,   INCLUDING,  BUT  NOT  LIMITED  TO,  ANY  IMPLIED  WARRANTIES  OR
     MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13.  LIMITATION OF LIABILITY

A. The remedies specified in this Agreement constitute Client's sole and exclusive remedies in the event of any alleged defaults by BISYS under this Agreement. BISYS' sole liability, if any, for damages (monetary or otherwise) resulting from claims made by Client or any third party arising from or related to any and all causes not covered by the


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 foregoing remedies
     shall be limited to the lesser of (i) the amount of actual damages incurred by Client or (ii) an amount which shall not exceed the charges paid by Client during the six (6) month period immediately preceding the event from which such liability arose for the Services performed which gave rise to the claim.

B. IN NO EVENT WILL BISYS BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CLIENT MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF BISYS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  PATENT AND COPYRIGHT INDEMNIFICATION.

     BISYS will hold Client harmless and, at its own expense, will defend any action brought against Client based on a claim that the Services used within the scope of this Agreement infringe a United States patent or copyright provided Client notifies BISYS promptly in writing of the claim, BISYS has sole control of the defense of the action and all negotiations for its settlement or compromise, and Client cooperates with BISYS in the defense of the action. In the event any of the Services becomes, or in BISYS' opinion is likely to become, the subject of a claim of infringement of patent or copyright, BISYS, at its option, may (i) secure for Client the right to continue using such Service(s), (ii) replace or modify such Services to make it or them non-infringing, (iii) cease providing the affected Service(s) or (iv) if none of the foregoing options is commercially reasonable, in BISYS' opinion, terminate this Agreement. If BISYS exercises its option hereunder to terminate this Agreement, such termination shall be at no penalty to BISYS except that BISYS shall provide the Deconversion assistance described in Paragraph 9(B) at no charge to Client.

15.  INSURANCE.

     BISYS shall maintain, during the term of this Agreement, $10,000,000 of coverage under a Blanket Crime Policy covering fraudulent and dishonest acts committed by its employees for which it is legally responsible. BISYS shall maintain, on its own behalf, insurance coverage for loss from fire, disaster, or other causes contributing to interruption of normal services. Client, at its own expense, will maintain all insurance and fidelity bonds required by the applicable regulatory authorities.

16.  DEFAULT; REMEDIES UPON DEFAULT.

A.   Any of the following events will constitute an "Event of Default" under the
     Agreement: (i) non-payment of any amounts due hereunder to BISYS by Client;
     (ii) non-performance of any of Client's or BISYS' other material obligations hereunder; (iii) if any representation or warranty of Client or BISYS is materially breached; (iv) if Client or BISYS files a petition for bankruptcy or becomes the subject of an involuntary bankruptcy petition which is not vacated within 60 days of filing, or becomes insolvent; or (v) if any substantial part of Client's or BISYS' property becomes subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency.

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B.   Upon   occurrence  of  an  Event  of  Default  under  the  Agreement,   the
     non-defaulting party may, at its option, terminate this Agreement provided at least 30 days (or longer period as may be required by the applicable regulatory authorities) prior written notice has been given to the other and such default has not been cured within such period. Upon such termination by BISYS, BISYS may declare all amounts due and to become due hereunder immediately due and payable. The remedies contained in this Paragraph 16 are cumulative and in addition to all other rights and remedies available to the parties under this Agreement or by operation of law or otherwise.

17.  FORCE MAJEURE

     BISYS shall not be liable or deemed to be in default for any delay or failure to perform under this Agreement for interruption of the Services resulting, directly or indirectly, from any cause beyond BISYS' reasonable control.

18.  GENERAL

A. BISYS will provide Client upon written request, copies of The BISYS Group, Inc.'s (BISYS' parent corporation)current audited financial statements.

B. Client acknowledges that it has not been induced to enter into this Agreement by any representation or warranty not set forth in this Agreement. This Agreement contains the entire agreement of the parties with respect to its subject matter and supersedes all existing agreements and all other oral, written or other communications between them concerning its subject matter. This Agreement shall not be modified in any way except by a writing signed by both parties.

C. The failure by either party hereto to insist upon strict performance of any of the provisions contained herein shall in no way constitute waiver of its rights as set forth herein, at law or equity, or a waiver by either party of any other provisions or subsequent default by the other party in the performance or of compliance with any of the terms and conditions set forth herein.

D. This Agreement may not be assigned by either party, in whole or in part, without the prior written consent of the other which consent shall be not be unreasonably withheld. It shall not be deemed an assignment requiring consent if the stock of either is sold, or all, or substantially all, of the assets are sold so long as such sale does not materially negatively affect the basis of the financial bargain upon which this Agreement is based as of the date hereof and such sale does not materially negatively affect the provision of the Services hereunder. If there is such a negative impact, then the sale shall be deemed an assignment requiring consent as set forth above. This Agreement shall be binding upon and share inure to the benefit of BISYS and Client and their respective successors and permitted assigns.

E. If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

F. The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

G. The individuals executing this Agreement on behalf of BISYS and Client do each hereby represent and warrant that they are duly authorized by all necessary action to execute this Agreement on behalf of their respective principals.

H. Client acknowledges that a breach of any of its obligations under this Agreement relating to the BISYS Products and/or the Confidential Information will cause BISYS irreparable injury and damage and therefore may be enjoined through injunctive proceedings in addition to any other rights or remedies which may be available to BISYS, at law or in equity and BISYS grants Client the same rights with respect to a breach of BISYS obligations relating to the confidentiality of Client Files.

I. During the term of this Agreement, neither party hereto shall, directly or indirectly, solicit or encourage to leave, any employee of the other without prior written consent, which consent shall not be unreasonably withheld.



BISYS, INC.                                 MONMOUTH COMMUNITY BANK



Agreed to:   /s/ W.W. Neville              Agreed to:  /s/ Richard O. Lindsey
           ----------------------------               --------------------------

Title:  President      Date:  4/27/98      Title:  President      Date:  4/27/98
        --------------        ---------            --------------        -------




--------------------------------------------------------------------------------
THIS AGREEMENT SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AUTHORIZED OFFICERS OF BISYS AND CLIENT. BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS.
--------------------------------------------------------------------------------

                   ADDENDUM TO SERVICES AGREEMENT NO. CH-1901

                     SERVICES AGREEMENT DATED AS OF 4-27-98

Reference is made to the above Services Agreement between the undersigned (the "Agreement") to which this Addendum is attached and made a part thereof.

The Agreement is hereby amended and supplemented as follows:

1. Except as expressly amended and supplemented hereby, all terms defined in the Agreement shall have the same meanings when used herein.

2.   Term of Agreement.
     ------------------

2.1 Notwithstanding anything to the contrary, if at any time during the Initial Period or any subsequent renewal period, all of the outstanding stock or all or substantially all of the assets of BISYS, Inc. is sold to a third party so that there is a change of control, and Client is required by BISYS and/or its successors and assigns to convert from the BISYS TOTALPLUS+(TM) System to another account data processing system, and Client, at its option, may elect to terminate this Agreement upon at least 180 days prior written notice and such termination shall be effective provided that:

     (a) Client provides written notice of its intention to terminate pursuant to this Paragraph not later than 180 days after it receives notice from BISYS of the deconversion from the TOTALPLUS+ System; and

     (b) The effective date of termination and Client's date of deconversion from the BISYS System in Client's written notice shall not be less than 180 days or more than 210 days after the date of such notice; and

     (c) Client pays BISYS for all Services provided by BISYS through the effective date of termination, including all pass-through charges; and

     (d) Client pays BISYS for all Deconversion assistance in accordance with Paragraph 9(B) of the Agreement; and

     (e)  All payments must be made prior to delivery of Client Files.

3.   Charges.
     --------

     3.1 Paragraph 3(D) of the Agreement is amended by deleting the third and fourth sentences of the paragraph.

     3.2 Paragraph 3 of the Agreement is amended by inserting the following new paragraphs after Paragraph 3(D):


BISYS/Monmouth Addendum, Page 1

E. For purposes of this Agreement and Addendum, the following definitions shall apply:

(1) "Exhibit A Services" shall mean the Services identified on attached Exhibit A (both the Standard Services and Special Services listed on Exhibit A). The parties agree that included in the definition of Exhibit A Services are Client usage of any features associated with the Services listed on the Standard Services portion of Exhibit A which features are in existence and available to Client as of the date of this Addendum. Neither features, nor Services, listed on the Price Lists as of the date hereof, but not set forth on Exhibit A shall be deemed to be part of the Exhibit A Services and such other Services and/or features shall be billed to Client in accordance with the provisions of Paragraph 3(g) below. The parties also agree that Exhibit A Services are recurring Services and do not include any installation charges, training charges, one-time license fees or any other one-time charges.

(2) "One Year Period(s)" shall mean each twelve (12) month period commencing the first day of the first full calendar month following the Conversion Date, and the indication as to which twelve (12) month period is indicated will be with the addition of an ordinal number preceding the term One Year Period, e.g., First One Year Period, Second One Year Period, etc.

(3) "Client Accounts" shall include, but not be limited to, deposit and loan accounts on the BISYS System, including, but not limited to Savings Accounts-Account Base, Time Deposits/Certificates of Deposits Accounts-Account Base, Transaction Accounts-Account Base (including DDA, MMDA, NOW, SUPER NOW, Money Market), Line of Credit Accounts-Account Base, Mortgage Loans-Account Base, Construction Loans-On Line History, Commercial Loans-Account Base, Installment Loans-Account Base, Adjustable Installment Loans, Commercial Loan Processing, Construction/Commercial Loan Control Accounts-Construction Loans, Construction/Commercial Loan Control Accounts-Commercial Loans.

F. For any and all usage of Exhibit A Services, Client agrees to pay BISYS each month, a fixed monthly charge (the "Fixed Monthly Charge") in accordance with the following:

     1. On Conversion Date, BISYS will determine the number of client Accounts converted to the BISYS System. During the First One Year Period, the Fixed Monthly Charge will be $4,000.00 for up to 4,000 Client Accounts.

     2. At the end of each One Year Period, BISYS will calculate the average number of Client Accounts on the BISYS System each




BISYS/Monmouth Addendum, Page 2
          month based on the number of Client Accounts on the BISYS System during the immediately preceding twelve (12) months (the "Year End Accounts"). The Fixed Monthly Charge for the next One Year Period will be calculated as (x) the number of Year End Accounts, times (y) $0.45 (the "Per Account Fee").

G. In addition to the Fixed Monthly Charge for the Exhibit A Services, Client will pay BISYS each month:

     1.   For all usage of Services,  not  specifically  set forth on Exhibit A;
          and

     2.   For all pass-through charges.

3.3 During the Initial period, provided Client agrees to assist BISYS in the growth of BISYS by acting as a "showcase" site for prospective clients, BISYS agrees to grant Client a non-cumulative monthly credit in the amount of $500.00, to be applied against the Fixed Monthly Charge.

3.4 BISYS agrees that during the First One Year Period, the monthly recurring charged for the Services set forth on Exhibit B are set forth opposite each Service. Thereafter during the remainder of the Initial Period, such monthly recurring charges will be subject to increase in accordance with the provisions of Paragraph 3(B) of the Agreement.

3.5 BISYS agrees that the during each One Year Period, BISYS will grant Client a one-time annual credit in the amount of $5,000.00 which may be applied at Client's discretion, against monthly recurring charges for Services utilized by Client or against one-time implementation charges, provided, however, that such credit may not be applied against one-time third party charges or hardware/equipment charges.

3.6 During the Initial Period, Client agrees to assist BISYS in growth of BISYS by acting as a "showcase" site for prospective clients. BISYS agrees to give Client a one-time credit in the amount of $2,500.00, not to exceed $10,000.00 per One Year Period, for Showcase Visitations generated during the Initial Period of this Agreement which results in a new BISYS client.



BISYS/Monmouth Addendum, Page 3

     (a) For purposes of this provision, the following definitions and terms apply:

          (i) "Showcase Visitation" is a visitation by a prospective BISYS client supported at Client's site during the decision process.

          (ii) "Visitation Period" is the nine (9) month period following "Showcase Visitation".

          (iii)"Credit" will be made to Client's Services Monthly Invoice from BISYS on the month following the prospective client's execution of a BISYS Services Agreement provided the sale takes place during a "Visitation Period".

3.7 During the Initial Period, BISYS agrees that any annual increase in the charges for Services will not exceed in the aggregate the lesser of (i) three and one-half percent (3.5%), or (ii) the percentage increase in the United State Consumer Price Index as published by the Bureau of Labor Statistics, United States Department of Labor ("CPI"), during the twelve month period immediately preceding the date of increase.

3.8  Client shall be responsible for all travel and lodging expenses of BISYS to
     accomplish  the  conversion,   including   implementation  of  third  party
     products, not to exceed $18,000.

4.   Year 2000
     ---------

     4.1 BISYS agrees to perform, at BISYS' expense, comprehensive tests on the BISYS System to simulate the actual turning of the century. These tests shall be intended to identify any operational issues cased by the century change at midnight December 31, 1999. BISYS agrees to release by December 31, 1998 all necessary updates and changes for the BISYS System, if any, to accommodate the turn of the century. BISYS agrees to distribute any such change or updates to the BISYS System when they are generally made available to its clients. Such distribution may be in the form of new releases, updates or other similar methods of distributing software bug fixes as BISYS may see fit. All modifications, updates or changes made by BISYS shall be to the BISYS System only and not to any third party provide software.

5.   Performance Standards.
     ----------------------

     5.1 Downtime. BISYS agrees to use all reasonable efforts to ensure that the Services can be accessed by Client at least 98% of the On-Line Hours during a calendar month. BISYS' Data Center will log and report Downtime providing appropriate analytical reports for each calendar month. Downtime results will be tabulated daily and averaged for the calendar month. For purposes of this Agreement the term "Downtime" shall mean any general on-line service interruption caused by failure of the Data Center computers, programs or operators to sustain continuous availability of on-line processing during On-Line Hours.

     5.2 Response Time. BISYS agrees to sue all reasonable efforts to work with Client's existing terminal and micro-computer vendors and with all other organizations that presently provide Client telecommunications equipment or services to make available to Client an average response time of 2 to 4 seconds for standard teller requests and 3 to 5 seconds for CRT transactions, as measured from the time the terminal message is transmitted from Client's terminal equipment until the time BISYS' reply message is received by Client's terminal equipment for at least 98% of the transactions measured during a calendar month.



BISYS/Monmouth Addendum, Page 4

     5.3 Report Delivery. Provided that Client has installed a BISYS approved configuration for remote report print configuration, BISYS agrees that at least 95% of the individual daily reports are available for delivery to the Client's system by 8:00 A.M. Eastern Time on the business day immediately following the day as to which such reports relate to a minimum of 95% of all reports requested by Client measured any calendar month.

     5.4 Client Rights in the Event of Non-Performance. BISYS agrees that upon receipt of written notification from Client that BISYS has not achieved the level of performance as set forth in the foregoing subparagraphs 5.1, 5.2 and 5.3 (an "Event of Non-Performance"), BISYS shall have sixty (60) days from the date of such notice to cure such Event of Non-Performance (the "Cure Period"). In the event Client has given BISYS written notice of more than three Events of Non-Performance during any twelve-month period, Client's sole remedy, and BISYS' sole liability, shall be the right to terminate this Agreement upon at least 90 days prior written notice to BISYS, provided that Client gives such notice within 120 days of the last written notice of an Event of Non-Performance and further provided that Client pays for all Services provided by BISYS (including all pass-through charges) through the effective date of termination on the date of termination. In addition, in the event of a termination of the Agreement pursuant to this Paragraph, BISYS agrees to waive the charges associated with Deconversion assistance described in Paragraph 9(B) of the Agreement.

6. Neither BISYS nor Client shall (except to persons acting on behalf of such party) disclose, and neither party shall permit any of its employees or other persons who act or acted in its behalf to disclose, any of the terms and conditions of the Agreement, including without limitation any Addendum or pricing terms, except as may be required by law.

Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and continue to be in full force and effect.

This Addendum supersedes and replaces any prior agreement (written or oral) as to its subject matter. If there is any conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement or any prior addendum to this Agreement, the Terms and Conditions of this Addendum shall prevail.







BISYS, INC.                             MONMOUTH COMMUNITY BANK



By:  /s/ W. W. Neville                  By:  /s/ R. O. Lindsey
   ------------------------                 --------------------------------
Name:  W. W. Neville                    Name:  Richard O. Lindsey
     ----------------------                  -------------------------------
Title:  President                       Title:  President
      ---------------------                   ------------------------------
Date  4/27/98                           Date 4/27/98
    -----------------------                 --------------------------------



BISYS/Monmouth Addendum, Page 5

--------------------------------------------------------------------------------
THIS ADDENDUM SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AUTHORIZED OFFICERS OF BISYS. BISYS' MARKETING REPRESENTATIVES DO NOT HAVE THE AUTHORITY TO BIND BISYS.
--------------------------------------------------------------------------------

BISYS/Monmouth Addendum, Page 6

                                   BISYS, INC.
                            COMMERCIAL LENDING SUITE
                          ADDITIONAL SERVICES AGREEMENT

This Addendum letter will authorize BISYS, Inc. to provide the following Commercial Lending Suite ("CLS") software product components and options to:


                         MONMOUTH COMMUNITY BANK                       (Client)
-----------------------------------------------------------------------

under the terms of our existing Services Agreement, No.    CH-1901-12-97
                                                       ------------------------


Fees for the use of CLS will be assessed per the following schedule:


Total Estimated One-Time Fees and Training Fees    $  6,805.00  *    Per Attachment A
                                                    -------------
Total Estimated Recurring Monthly Fees             $    640.00       Per Attachment B
                                                    -------------
Total Estimated Travel & Lodging Expenses          $  1,800.00
                                                    -------------


We hereby agree to pay the above charges in consideration for the services provided. We understand that One Half of all Hardware and CLS software One-Time Fees will be due upon execution of this Additional Services Agreement and the balance upon shipment. We further understand that all Training and Installation Service Fees and related Travel and Lodging Expenses will be due as these services are rendered. All terms and conditions in the existing Services Agreement shall remain unchanged.

* One time charges are included in the $125,000 bundled "one time" charge as indicated on the contract addendum.







                                       Client's Name:  MONMOUTH COMMUNITY BANK
                                                      --------------------------
BISYS, INC.                            Client's            LONG BRANCH, NJ
                                                      --------------------------
                                       City/State:
                                                      --------------------------

Approved by:                           Approved by:
            ----------------------                 -----------------------------

Name:      W.W. Neville                Name:   Richard Lindsey
       ---------------------------             ---------------------------------
Title:     President    Date:          Title:  President   Date:
      ---------------        -----             ----------       ----------------

               ATTACHMENT B - ESTIMATED RECURRING MONTHLY EXPENSE
                            COMMERCIAL LENDING SUITE

This attachment provides a detailed estimate of anticipated monthly recurring costs that will be incurred by Client for the use, maintenance and client Site Services support the Commercial Lending Suite ("CLS") product components. Actual monthly billing will be based upon product mix installed.


1.  Commercial Relationship Management Software, Documentation and Support       $   640.00
                                                                                 ----------
    Includes BISYS Client Site Services product-related telephone support, product suite integration with BISYS facilities and software product maintenance updates.

    ____     Any single ONE POINT SUITE (Three Simultaneous Users) product chosen from: Loan Marketing and Relationship Prospecting
             (MARKET); or, Loan Pricing and Relationship Profitability
             (PRICE); or, Statement Spread & Risk Analysis with Designer
             Option (STAN); or, Collateral & Covenant Exception Tracking
             (REACT).
             ____Six Simultaneous Users                                      $  323.00
             ____Ten Simultaneous Users                                      $  525.00
                                                                             $  657.00
    ____     Any Two ONE POINT SUITE (Six Simultaneous Users) products
             chosen from: Loan Marketing and Relationship Prospecting
             (MARKET); and/or, Loan Pricing and Relationship Profitability
             (PRICE); and/or, Statement Spread & Risk Analysis with
             Designer Option (STAN); and/or, Collateral & Covenant
             Exception Tracking (REACT).
             ____Ten Simultaneous Users                                      $  640.00
             ____Twenty Simultaneous Users                                   $  758.00
                                                                             $1,136.00
    ____     Any Three ONE POINT SUITE (Six Simultaneous Users) products chosen from: Loan Marketing and Relationship Prospecting
             (MARKET); and/or, Loan Pricing and Relationship Profitability
             (PRICE); and/or, Statement Spread & Risk Analysis with
             Designer Option (STAN); and/or, Collateral & Covenant
             Exception Tracking (REACT).
             ____Ten Simultaneous Users                                      $  661.00
             ____Twenty Simultaneous Users                                   $  859.00
                                                                             $1,289.00
    ____     The Full ONE POINT SUITE (Six Simultaneous Users) of
             products, including Loan Marketing and Relationship
             Prospecting (MARKET); and, Loan Pricing and Relationship
             Profitability (PRICE); and, Statement Spread & Risk Analysis
             with Designer Option (STAN); and, Collateral & Covenant
             Exception Tracking (REACT).
             ____Ten Simultaneous Users                                      $  714.00
             ____Twenty Simultaneous Users                                   $1,011.00
                                                                             $1,516.00
    ____     DATA IMPORT FACILITY Single Simultaneous User BISYS Host Data
             Download and Foreign File Import Facility.
                                                                             $   25.00
    ____     ROBERT MORRIS ASSOCIATES DATA RMA Data Annual Updates.
                                                                             $   40.00
    ____     LENDING LIBRARY Three Simultaneous User RMA Credit
             Considerations, Lending to Specific Industries and Commercial
             Lending Journal Multi-Topical Index Library, Updated
             Quarterly.
                                                                             $   90.00
    ____     LOAN GRADER  Three Simultaneous User Client-Specific
             Portfolio Review Rule Card and Loan Grading.
             _____ Six Simultaneous Users                                    $  323.00
                                                                             $  444.00
    ____     RECOVER Three Simultaneous User (DOS) Loan Charge-Off and
             Recovery Accounting System                                      $  167.00


TOTAL ESTIMATED RECURRING MONTHLY COSTS                                          $  640.00
                                                                                 ----------

                                                                     Page 1 of 3

    ____     Exception Tracking (REACT).
             ____Ten Simultaneous Users                                      $4,575.00
             ____Twenty Simultaneous Users                                   $6,475.00
                                                                             $9,710.00
    ____     DATA IMPORT FACILITY Single Simultaneous User BISYS Host Data
             Download and Foreign File Import Facility.
                                                                             $2,000.00
    ____     ROBERT MORRIS ASSOCIATES DATA Included with Full Suite.
                                                                             $1,000.00
    ____     LENDING LIBRARY Three Simultaneous User RMA Credit
             Considerations, Lending to Specific Industries and Commercial
             Lending Journal Multi-Topical Index Library, Updated
             Quarterly.
                                                                             $ 278.00
    ____     LOAN GRADER  Three Simultaneous User Client-Specific
             Portfolio Review Rule Card and Loan Grading.
             _____ Six Simultaneous Users                                    $2,075.00
                                                                             $2,885.00
    ____     RECOVER Three Simultaneous User (DOS) Loan Charge-Off and
             Recovery Accounting System                                      $  960.00

2.  Product Suite Implementation, Training and Consulting                    $2,700.00

    ____     Client site process setup assistance and product training
             days at $900 per day.  Fee does not include consultant or
             trainer T&LE.                                                   $2,700.00
                                                                             ---------

TOTAL ESTIMATED ONE-TIME FEES                                               $ 6,805.00


    ____     LOAN GRADER  Three Simultaneous User Client-Specific           $   323.00
             Portfolio Review Rule Card and Loan Grading.
             _____ Six Simultaneous Users
                                                                            $   444.00
    ____     RECOVER Three Simultaneous User (DOS) Loan Charge-Off and
             Recovery Accounting System                                     $   167.00


TOTAL ESTIMATED RECURRING MONTHLY COSTS                                         $   640.00
                                                                                ==========

                                   BISYS, INC.
                              PROFITABILITY SYSTEMS
                          ADDITIONAL SERVICES AGREEMENT


This Addendum, made as of       June 14, 2001 authorizes BISYS, INC.(hereinafter
"Licensor") to provide the Profitability Systems to:
Monmouth Community Bank        (hereinafter "Client") subject to the terms and
conditions of our existing Services Agreement, No.       CH-1901-07-96 (the
"Services Agreement").

Fees for the use of the identified Profitability System services will be assessed per the following schedule:


       Total Software Costs                                      $15,000.00
                                                              --------------

       Total First Year Maintenance Fees                          $2,750.00
       Total Recurring Monthly Costs (Estimated)                    $530.00
                                                              --------------

       Total Estimated Implementation/Training (Estimated)        $5,250.00
       Total System Upgrade Fees                                      $0.00
                                                              --------------

       Total Estimated T & E Expenses                             $1,500.00


We hereby agree to pay the above charges in consideration of the services provided.

Fifty percent (50%) of the implementation/customization estimated costs will be billed upon execution of this addendum and the remaining portion and the actual implementation charges (including T & E) will be billed at time of implementation. Additional implementation/training fees will be billed in full as incurred.

100% of the first year annual maintenance fees will be payable at the time of the software order.

Monthly recurring/extract fees will be billed as incurred.

100% of system upgrade fees will be payable at the time of the software order/delivery.

Hardware required in connection with the use of the systems will be addressed separately with billing/payment to be done at the time of order.

All ancillary installation/training costs and the associated pass-through travel and lodging expenses will be billed and payable at the time of implementation and at the time the expenses are incurred.

All terms and conditions in the existing Services Agreement shall remain unchanged.

Date ASA completed:   June 14, 2001

This agreement is only effective if executed by the Client no later than 30 days after the date set forth above.




BISYS, INC.                             Client's Name:  Monmouth Community Bank
                                                      --------------------------
                                        Client's City/State:  Long Branch, NJ
                                                             -------------------
Agreed to:  /s/ Jim Guidici             Agreed to:  /s/ Anthony Giordano
           -----------------------                 -----------------------------
Name:   Jim Guidici                     Name:    Anthony Giordano
        --------------------------
Title:  Executive Vice President        Title:         SVP & CFO
        --------------------------             ---------------------------------
Date:          07/09/01                                   Date:  6/27/01
        --------------------------             ---------------------------------


                                   BISYS, INC.
                              PROFITABILITY SYSTEMS
                          ADDITIONAL SERVICES AGREEMENT


           (Place an X next to all licensed services and applications)

------------------------ -------------- ---------- ------------- ---------- ---------- ----------
                         First Year Maint.         License Fees  Monthly Fee
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
This attachment provides a detailed estimate of anticipated costs which will be incurred by
Client for the purpose of sub-licensing Profitability & Planning Systems, installing, if applicable, at the designated Client site(s) and training the Client's personnel in the use of the system, a well as other miscellaneous tasks which may be required for installation.  Final cost of sub-licensing, installation, or training will be billed to the Client on an actual basis.  The rates of each type of service rendered are listed below.
-------------------------------------------------------------------------------------------------
Base One Time and Recurring Software Costs
-------------------------------------------------------------------------------------------------
TFM-ALBUM                        $0.00                    $0.00      $0.00
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
TFM-Budget & Planning            $0.00                    $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Organizational                   $0.00                    $0.00      $0.00
Profitability Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Product Profitability            $0.00                    $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Sendero A/L 1 with DMS       $2,750.00               $13,750.00    $230.00
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Customer Profitability           $0.00                    $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
  Incremental CPS Seats          $0.00                    $0.00      $0.00
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Crystal Report Writer            $0.00                    $0.00      $0.00
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
DRI Interest Rate                $0.00                $1,250.00      $0.00
Forecast
-------------------------------------------------------------------------------------------------
DOS Version to Windows Version Base Upgrade Fee
-------------------------------------------------------------------------------------------------

Includes upgrade software with integrated data conversion utility, on-site upgrade and training assistance can be scheduled based upon availability.
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
TFM-ALBUM                                                 $0.00      $0.00
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
TFM-Budget & Planning                                     $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Organizational                                            $0.00      $0.00
Profitability Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Product Profitability                                     $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Customer Profitability                                      N/A        N/A
Sys
-------------------------------------------------------------------------------------------------
Single to Mutli User Upgrade Fee
-------------------------------------------------------------------------------------------------

Includes upgrade software, on-site upgrade and training assistance can be scheduled based upon availability.
-------------------------------------------------------------------------------------------------
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
TFM-ALBUM                                                 $0.00      $0.00
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
TFM-Budget & Planning                                     $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Organizational                                            $0.00      $0.00
Profitability Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Product Profitability                                     $0.00      $0.00
Sys
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Customer Profitability                                    $0.00      $0.00
Sys
-------------------------------------------------------------------------------------------------
Application Data Extract Fees
-------------------------------------------------------------------------------------------------

Application interface fees, based upon number of accounts from the core TotalPlus deposit &
loan applications
-------------------------------------------------------------------------------------------------
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
TFM ALBUM or BPS                     0  est.                         $0.00
                                        trans
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Sendero DMS Extract or               0  est.              $0.00    $300.00
CPS                                     trans
-------------------------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------------------------

Other associated costs applicable to the installation and/or training of this application.
-------------------------------------------------------------------------------------------------
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Implementation Fees      Number of              0         $0.00
                         days
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Additional Training      Number of              0     $5,250.00
Fees                     days
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Upgrade Assistance       Number of              0         $0.00
                         days
------------------------ -------------- ---------- ------------- ---------- ---------- ----------
Estimated T & E Costs                                 $1,500.00  Actual costs billed to client
                                                                 as incurred
-------------------------------------------------------------------------------------------------
Totals
-------------------------------------------------------------------------------------------------

        Total One Time Fees and Associated estimated monthly charges
-------------------------------------------------------------------------------------------------
---------- ------------- -------------- ---------- ------------- ---------- ---------------------
           Total Fees        $2,750.00               $21,750.00    $530.00
---------- ------------- -------------- ---------- ------------- ---------- ---------------------
                       Total One Time              $24,500.00            Total Monthly $530.00


 The above proposal is based upon a  Multi  User Configuration.
 The above application integration costs are estimated based upon the estimates indicated. Actual charges will be based upon the exact integration application accounts at the rates indicated.

 Estimated Application Accounts     0
 Estimated Cost Centers             0
 Estimated Products                 0


                                         BISYS, INC.
                                    PROFITABILITY SYSTEMS
                                ADDITIONAL SERVICES AGREEMENT

-------------------------------------------------------------------------------------------------
                                  Invoice Update Request Form
-------------------------------------------------------------------------------------------------
(Complete All Sections Below and Distribute to Indicated Parties.)
------------------ -------------------- --------------------------------- -----------------------
Client Number:     1901                 Contract Number:   CH-1901-07-96  Date:      6/14/2001
------------------ -------------------- --------------------------------- -----------------------
Client Name:       Monmouth Community Bank                     Regional Manager:    Tim Lenhoff
------------------ ------------------------------------------- ----------------------------------
Client Addr:                                                   Account Executive:     Rick Wade
------------------ ------------------------------------------- ----------------------------------
                                                               Product Manager:      Brad Scott
------------------ ------------------------------------------- ----------------------------------

------------------ ---------------------------- -------------- ----------------------------------
Client Contact:                                 Telephone:
------------------ ---------------------------- -------------- ----------------------------------
Data Center:       Cherry Hill                  Email
                                                Address:
------------------ ---------------------------- -------------- ----------------------------------

-------------------------------------------------------------------------------------------------
Internal Product Billing: - Completed by: ______________ Rick Wade
------- --------------------- ------------- ------------- ---------- ----------------------------
        Product Category      Bill Code     One Time Fee  Initial %      Calculated Deposit
------- --------------------- ------------- ------------- ---------- ----------------------------
[   ]  Profit & Plan One                     $23,000.00       Calc          $11,500.00
        Times
------- --------------------- ------------- ------------- ---------- ----------------------------
[   ]  Discounts granted                          $0.00       100%               $0.00
------- --------------------- ------------- ------------- ---------- ----------------------------
[   ]
------- --------------------- ------------- ------------- ---------- ----------------------------
[   ]
------- --------------------- ------------- ------------- ---------- ----------------------------
[   ]
------- --------------------- ------------- ------------- ---------- ----------------------------
[   ]
------- --------------------- ------------- ------------- ---------- ----------------------------
        Totals                                $23,000.00        50%          $11,500.00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Final Product Billing - Completed by: ___________________ (Responsibility: Account Executive)
-------------------------------------------------------------------------------------------------
        Product Category      Bill Code     Remaining License Fees   Total Monthly Recurring
------- --------------------- ------------- ------------------------ ----------------------------
                                                                               Bill      Extended
                                                                               Code
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]  Remaining One Time
        Fee
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]  Monthly Fees
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]
------- --------------------- ------------- ------------------------ --------- --------- --------
[   ]
------- --------------------- ------------- ------------------------ --------- --------- --------
        Totals
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Special Billing Instruction or Other Comments:
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

----------------------------- -------------------------------------------------------------------
Prepared by:   Brad Scott     Approved by:
----------------------------- -------------------------------------------------------------------
Distribution:  Account Executive
-------------------------------------------------------------------------------------------------
               Product Manager
-------------------------------------------------------------------------------------------------
               Regional Manager
-------------------------------------------------------------------------------------------------
               Billing:  Bill Freeburn
-------------------------------------------------------------------------------------------------

                                   BISYS, INC.
                        CFI PROSERVICES LASERPRO(R) (WIN)
                          ADDITIONAL SERVICES AGREEMENT

This Addendum letter will authorize BISYS, Inc. to provide the following CFI ProServices, Inc. LaserPro(R)("CFI") software modules and options to:

               MONMOUTH COMMUNITY BANK                                  (Client)
------------------------------------------------------------------------

under the terms of our existing Services Agreement, No.    CH-1901-12-97
                                                       -------------------------


Fees for the use of LaserPro(R) software and compliance documents will be assessed per the following schedule:

Total Estimated One-Time Fees and Training Fees         $    4,730.00  *    Per Attachment A
                                                        ----------------
Total Estimated Recurring Monthly Fees                  $      186.00       Per Attachment B
                                                        ----------------
Total Estimated Hardware and Installation Service Fees  $    1,250.00       Per Attachment C
                                                        ----------------
Total Estimated LaserPro(R)Closing Maintenance Fees     $    1,500.00       Per Attachment D
                                                        ----------------
Total Estimated Travel and Lodging Expenses             $    5,000.00
                                                        ----------------


We hereby agree to pay the above charges in consideration for the services provided. We understand that One Half of all Hardware and CFI software One-Time Fees will be due upon execution of this Additional Services Agreement and the balance upon shipment. We further understand that all Training and Installation Service Fees and related Travel and Lodging Expenses will be due as these services are rendered. All terms and conditions in the existing Services Agreement shall remain unchanged.

* One time chargers are included in the $125,000 bundled "one time" charge as indicated on the contract addendum.

LaserPro(R) is a Registered Trademark of CFI ProServices, Inc.

                                                Client's Name:  MONMOUTH COMMUNITY BANK
BISYS, INC.                                     Client's            LONG BRANCH, NJ
                                                City/State:
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------

                    ATTACHMENT A - ONE-TIME AND TRAINING FEES
                        CFI PROSERVICES LASERPRO(R) (WIN)

This Attachment A provides a detailed estimate of the fees that will be incurred by Client for the purposes of installing CFI ProServices, Inc. LaserPro(R) ("CFI") for the designated number of users, for training Client personnel in the use of the CFI product, and for software developed by BISYS in support of the CFI product integration. The fees for the actual product mix installed, plus training, will be billed. The CFI LaserPro(R) Closing Documentation Maintenance will be billed directly by CFI ProServices per the schedule on Attachment D.

1.     Consumer Lending                                                              $________
       Networked or standalone, with BISYS CSS technical and CFI
       compliance support.
       Primary License:
       ____ LaserPro(R) Application
       ____ Closing Documentation                                        $  580.00
       ____ CreditLine Revolving/LOC Disclosure Module                   $  700.00
       ____ LaserPro(R)Lightning                                         $  580.00
       Additional Workstations:                                          $  280.00
       ____ LaserPro(R)Application Users at $235 each.
       ____ Closing Documentation Users at $235 each                     $________
       ____ Closing Documentation LANPAK (Four User) at $930 each        $________
       ____CreditLine LOC Disclosure Users at $235 each                  $________
       ____ LaserPro(R)Lightning Users at $280 each                      $________
                                                                         $________
2.     Commercial Lending                                                            $  700.00
       Networked or standalone, with BISYS CSS technical and CFI                      --------
       compliance support.
       Primary License:
       ____ LaserPro(R) Application
       _X__ Closing Documentation                                         $ 580.00
       ____ SBA Lending Module                                            $ 700.00
       ____ LaserPro(R)Lightning                                          $ 815.00
       Additional Workstations:                                           $ 280.00
       ____ LaserPro(R)Application Users at $235 each.
       ____ Closing Documentation Users at $235 each                     $________
       ____ Closing Documentation LANPAK (Four User) at $930 each        $________
       ____ SBA Lending Module Users at $350 each                        $________
       ____ LaserPro(R)Lightning Users at $280 each                      $________
                                                                         $________
3.     Real Estate Lending                                                           $________
       Networked or standalone, with BISYS CSS technical and CFI
       compliance support.

       Primary License:
       ____ LaserPro(R) Application
       ____ Closing Documentation                                         $ 700.00
       Additional Workstations:                                           $ 700.00
       ____ LaserPro(R)Application Users at $235 each.
       ____ Closing Documentation Users at $235 each                     $________
       ____ Closing Documentation LANPAK (Four User) at $930 each        $________
                                                                         $________
4.     Consumer, Commercial and Real Estate Application Options                      $________

       Bundled Networked or standalone Application product
       Combinations.
       Primary License:
       ____ Consumer AND Commercial Applications
       ____ Consumer AND Commercial AND Real Estate                      $  930.00
       Additional Workstations:                                          $1,400.00
       ____ Consumer AND Commercial Application at $350 each
       ____ Consumer AND Commercial AND Real Estate at $580 each         $________
                                                                         $________
5.     BISYS Servicing System Interface (WINDOWS)                                    $2,030.00
                                                                                      --------
       Primary Site LaserPro(R)to BISYS Servicing System Upload
       ____ Additional Upload Interface Users at $50 each                $2,030.00
                                                                         $________
6.     LaserPro(R)Product User Training                                              $2,000.00
       _2__ Days LaserPro(R)Closing and Optional Module Training at                   --------
       $1,000 each
       ____ Days LaserPro(R)Application Product Training at $1,000
       each                                                              $2,000.00
                                                                         $________
TOTAL ESTIMATED ONE-TIME AND TRAINING FEES                                           $4,730.00
                                                                                     =========

                      ATTACHMENT B - RECURRING MONTHLY FEES
                        CFI PROSERVICES LASERPRO(R) (WIN)

This Attachment B provides a detailed estimate of anticipated monthly recurring fees that will be incurred by Client for the use of CFI ProServices, Inc. LaserPro(R) application processing and loan closing documents. The monthly billing will be based upon the product configuration actually installed.

1.     Consumer Lending                                                             $_________
       Networked or standalone, with BISYS CSS technical and CFI
       compliance support.
       Primary License:
       ____ LaserPro(R) Application
       ____ Closing Documentation                                        $   54.00
       ____ CreditLine Revolving/LOC Disclosure Module                   $   65.00
       ____ LaserPro(R)Lightning                                         $   54.00
       Additional Workstations:                                          $   26.00
       ____ LaserPro(R)Application Users at $22 each.
       ____ Closing Documentation Users at $22 each                      $________
       ____ Closing Documentation LANPAK (Four User) at $87 each         $________
       ____CreditLine LOC Disclosure Users at $22 each                   $________
       ____ LaserPro(R)Lightning Users at $26 each                       $________
                                                                         $________
2.     Commercial Lending                                                           $   65.00
       Networked or standalone, with BISYS CSS technical and CFI                     ---------
       compliance support.
       Primary License:
       ____ LaserPro(R) Application
       _X__ Closing Documentation                                        $   54.00
       ____ SBA Lending Module                                           $   65.00
       ____ LaserPro(R)Lightning                                         $   76.00
       Additional Workstations:                                          $   26.00
       ____ LaserPro(R)Application Users at $22 each.
       ____ Closing Documentation Users at $22 each                      $________
       ____ Closing Documentation LANPAK (Four User) at $87 each         $________
       ____ SBA Lending Module Users at $33 each                         $________
       ____ LaserPro(R)Lightning Users at $26 each                       $________
                                                                         $________
3.     Real Estate Lending                                                          $_________
       Networked or standalone, with BISYS CSS technical and CFI
       compliance support.
       Primary License:
       ____ LaserPro(R) Application
       ____ Closing Documentation                                        $   65.00
       Additional Workstations:                                          $   65.00
       ____ LaserPro(R)Application Users at $22 each.
       ____ Closing Documentation Users at $22 each                      $________
       ____ Closing Documentation LANPAK (Four User) at $87 each         $________
                                                                         $________
4.     Consumer, Commercial and Real Estate Application Options                     $_________

       Bundled Networked or standalone Application product
       Combinations.
       Primary License:
       ____ Consumer AND Commercial Applications
       ____ Consumer AND Commercial AND Real Estate                      $   87.00
       Additional Workstations:                                          $  130.00
       ____ Consumer AND Commercial Application at $33 each
       ____ Consumer AND Commercial AND Real Estate at $54 each          $________
                                                                         $________
5.     BISYS Servicing System Interface (WINDOWS)                                   $   121.00
--                                                                                   ---------

       Primary Site LaserPro(R)to BISYS Servicing System Upload
       ____ Additional Upload Interface Users at $17 each                  $121.00
                                                                         $________
TOTAL ESTIMATED RECURRING MONTHLY FEES                                              $   186.00
                                                                                     ---------

                             ATTACHMENT B CONTINUED
                           CFI PROSERVICES LASERPRO(R)

     Ownership, Use and Confidentiality - BISYS Products and Confidential Information

A. Client acknowledges that all computer programs and related documentation made available, directly or indirectly, by BISYS to Client as part of the Services (the "BISYS Products") are the exclusive and confidential property of BISYS or the third parties from whom BISYS has secured the right to use such computer programs and documentation.

B. Client acknowledges that by receiving the LaserPro(R)software and installing it on a computer system Client is agreeing to be bound by the terms of a Software License Agreement granted by CFI ProServices, Inc. through BISYS to the Client.

C. A personal, non-exclusive, non-transferable right and license is being granted to Client to use any applications software programs included in the BISYS products (the "Application Programs") which are delivered to Client as part of the Services solely for Client's own business usage. Client shall not have any interest in the Applications Programs except for the license granted it under this Agreement.

D. Client shall receive all improvements, enhancements, modifications and updates to any Applications Programs which are delivered to Client as part of the Services if, and as, made available by BISYS to its clients generally. All such improvements, enhancements, modifications and updates shall be delivered to Client in the form of a computer media, which media shall be provided to Client by BISYS and shall be installed by Client. If Client fails to install any such media within 45 days of its receipt from BISYS, BISYS shall have no further obligation to provide Client with improvements, enhancements, modifications or updates to such Application Programs.

E. Client acknowledges that it shall be deemed a sublicensee of BISYS for any systems software programs included in the BISYS Products (the "Systems Programs") which are delivered to Client as part of the Services. Client agrees that it is accepting a sublicense from BISYS of the Systems Programs on a personal, non-exclusive, non-transferable basis with the right to use such Systems Programs solely in connection with the Services.

J. Client shall not copy, in whole or in part, any BISYS Products or related documentation, whether in the form of computer media, printed or in any other form. Client shall not make any alteration, change or modification to any BISYS Products.

F. Client shall treat as confidential and will not disclose or otherwise make available any of the BISYS Products or any trade secrets, processes, proprietary data, information or documentation related thereto including, without limitation, any flow charts, logic diagrams or source code
     (collectively the "Confidential Information"), in any form, to any person other than employees of Client. Client will instruct its employees and agents who have access to the BISYS Products and the Confidential Information to keep the same confidential by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of this Agreement for any reason, Client shall return to BISYS any and all copies of the BISYS Products and the Confidential Information which are in its possession.

              ATTACHMENT C - HARDWARE AND INSTALLATION SERVICE FEES
                           CFI PROSERVICES LASERPRO(R)

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client during the preparation and installation of the Local Area Network (LAN) components. Final costs will be billed to Client on an actual services provided basis.


1.    LaserPro(R)Configuration Requirements                         $    250.00
      CFI LaserPro(R)is a Workstation or Networked product.          -----------
      The LAN File Server should be 486, MS-DOS 6.0 or
      higher, Novell NetWare 3.11 with 8MB RAM, minimum 500K
      available. LaserPro(R)Workstations should be minimum
      486 IBM PC or compatible with MS DOS 5.0 or higher,
      minimum 4MB Extended Memory with 1MB available, VGA
      color display.  Hard drive with 20MB available disk
      space and optional 3.5" diskette drive.  One parallel
      port required, second parallel port suggested.
      LaserPro(R)Compliance Documentation employs HP LaserJet
      Series III, IIID, IIIsi, IVL, IVP, IV, IVsi or
      V-series or IBM Lexmark Laser Printer Series 4039,
      each with Legal-size paper tray.  LaserPro(R)requires
      the use of a CFI Font on SIMM or Laser Print Cartridge
      with each Laser Printer.

          1    CFI Font Laser Print Cartridge at $250 each
        -----

2.    Hardware and Netware                                       Hardware Order

      Personal computing hardware and Novell LAN netware products required for BISYS LAN product platforms may be ordered through BISYS. Please request a quote through your Account Executive. Manufacturer's pricing is subject to change.

3.    LaserPro(R)TOTALPLUS Interface Installation                   $
                                                                     -----------
      LaserPro(R) TOTALPLUS Interactive Interface software is
      shipped with User Documentation and installation
      instructions.  BISYS Client Site Support
      representatives are available 8am to 5pm weekdays to
      assist with installation on an hourly services fee
      basis at the published rates.  Customer site interface
      install assistance is available by reservation.

      Customer Site Installation Services
          1    Days Customer Site LaserPro(R)TOTALPLUS Upload
        -----  installation and training at $1,000 per day          $   1,000.00
                                                                     -----------

TOTAL ESTIMATED HARDWARE AND INSTALLATION SERVICE FEES                            $   1,250.00
                                                                                  ============

               ATTACHMENT D - LASERPRO(R) CLOSING MAINTENANCE FEES
                           CFI PROSERVICES LASERPRO(R)

This attachment provides a detailed estimate of costs that will be incurred by Client for compliance documentation provided by CFI ProServices. This maintenance fee is billed directly to Client quarterly, on a pro rata basis or based upon the volume of loans closed using these documents during the preceding three (3) months.


1.     LaserPro(R)Closing Maintenance Schedule                      $  1,500.00
                                                                     -----------
       Select the level that corresponds with client loan
       closing volume during the past 12 months.  Prices may
       change without notice.

                    Total Loan
                      Volume        Annual Fee
                 --------------   ---------------
         1          0 -     250   $1,500 annually
       -----
                  251 -     500   $2,000 annually
       -----
                  501 -   1,000   $2,500 annually
       -----
                1,001 -   2,000   $3.00 per loan
       -----
                                  $3,000 minimum
       -----
                2,001 -   4,000   $2.50 per loan
       -----
                                  $5,000 minimum
       -----
                4,001 -   6,000   $2.00 per loan
       -----
                                  $8,000 minimum
       -----
                6,001 -   8,000   $1.50 per loan
       -----
                                  $9,000 minimum
       -----
                     Over 8,000   Quote
       -----

TOTAL ESTIMATED CLOSING MAINTENANCE FEES                            $   1,500.00
                                                                     -----------


                                   BISYS, INC.
                  TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM)
                               TRM CONVERSION PLAN
                          ADDITIONAL SERVICES AGREEMENT


This Addendum will authorize BISYS, Inc. to provide the following Total Information Management System ("TIMS/QM") to:

               MONMOUTH COMMUNITY BANK                                   Client)
------------------------------------------------------------------------

Under the terms of our existing Services Agreement, No.      CH-1901-12-97     .
                                                       -------------------------

Fees for the use of the Total Information Management System (TIMS/QM) will be assessed per the following schedule:

Total Estimated package Expense                    $      36,500.00*   Per Attachment A
                                                   ----------------

Total Estimated Supplemental Expense               $       2,925.00*   Per Attachment B
                                                   ----------------

Total Estimated Recurring Monthly Expense          $         400.00    Per Attachment C
                                                   ----------------


We hereby agree to pay the above charges in consideration for the services provided. All software license fees will be payable 50% at signing of Additional Services Agreement, 50% at installation. All terms and conditions in the existing Services Agreement shall remain unchanged.

* One time expenses are included in the $125,000 "one-time" charge as indicated on the contract addendum.







                                                Client's Name:  MONMOUTH COMMUNITY BANK
BISYS, INC.                                     Client's            LONG BRANCH, NJ
                                                City/State:
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsay
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------

                  ATTACHMENT A - ESTIMATED LICENSE AND INSTALLATION EXPENSE
                        TOTAL INFORMATION MANAGEMENT SYSTEM (TIMS/QM)

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of installing Total Information Management System (TIMS/QM).

TIMS/QM is available in three hardware configurations. Each configuration includes the following:

o    TIMS/QM application software and manual
o Hardware and operating system software components per selected configuration option (see options below)
o Set-up and on-site installation of TIMS/QM application software and selected hardware/operating system software components per selected hardware configuration option
o Set-up and installation of one (1) TIMS/QM workstation with instructions supplied to LAN Administrator for additional workstations
o    Three days on-site training session on RJE and TIMS/QM software operations



1.    HARDWARE CONFIGURATION OPTIONS (select one):
      A.   TIMS/QM Stand Alone (No optical storage media)                         $23,500     $
           Includes:
           o RJE workstation with software and network interface board Minimum
             PC Specifications: (P166, 16 MB RAM, 1+ GB HD, color monitor)
           o Stand alone processing PC
             Minimum PC Specifications: (P200, 64 MB RAM, 4GB HD, 8X CD ROM,
                                         10/100BT network card, color monitor)
           o Support software (Norton Utilities)
           o Client server software and 5 NT client licenses

      B.   TIMS/AM Dual Optical Drive                                             $33,500     $33,500.00
           Includes:
           o RJE workstation with software and network interface board Minimum
             PC Specifications: (P166, 16 MB RAM, 1+ GB HD, color monitor)
           o Optical Server and processing PC
             Minimum PC Specifications: (P200, 64 MB RAM, 4GB HD, 8X CD ROM,
                                         10/100BT network card, color monitor)
           o Client server software and 5 NT client licenses
           o Support software (Norton Utilities)
           o Two HP optical 2.6 gig drives, cable, card and software


      C.   TIMS/QM Optical Juke Box                                               $43,500     $
           Includes:
           o RJE workstation with software and network interface board
             Minimum PC Specifications: (P166, 16 MB RAM, 1+ GB HD, color monitor)
           o Optical Server and processing PC
             Minimum PC Specifications: (P200, 64 MB RAM, 4GB HD, 8X CD ROM,
                                         10/100BT network card, color monitor)
           o Client server software and 5 NT client licenses
           o Support software (Norton Utilities)
           o HP 16 platter 40 GB optical juke box with dual drives, cable, card and software includes one year on-site maintenance

      D.   TIMS/QM Super System Optical Juke Box                                  $57,500     $
           Includes:
           o RJE workstation with software and network interface board
             Minimum PC Specifications: (P166, 16 MB RAM, 1+ GB HD, color monitor)
           o Optical Server and processing PC
             Minimum PC Specifications: (P200 expandable, 160 MB RAM, 9GB HD,
                                         8X CD ROM, 10/100BT network card,
                                         color monitor)
           o Client server software and 5 NT client licenses
           o Support software (Norton Utilities)
           o HP 32 platter 80 GB optical juke box with dual drives, cable, card and software includes one year on-site maintenance

2.    ESTIMATED TRAVEL AND LODGING EXPENSE                                                     $ 3,000.00
                                                                                                ---------
TOTAL ESTIMATED ONE TIME COSTS                                                                 $36,500.00
                                                                                                ---------

             ATTACHMENT B - ESTIMATED SUPPLEMENTAL HARDWARE/SOFTWARE
                 TOTAL INFORMATION MANAGEMENT SYSTEM - Continued

This Attachment provides a detailed estimate of anticipated costs which will be incurred by Client for purposes of complying with support standards for the TIMS/QM product. Final cost will be billed to the Client on an actual use basis.


1.    Tape backup system (A tape system is required for support)
      A.  System 4/8GB internal tape drive, cleaner and 5 tapes
                                                                               $1,000.00    $1,000.00
                                                                                             -----------
      B.  Tape backup software                                                 $  450.00    $  450.00
                                                                                             -----------
      C.  (For Option D Super system) External Tape System (30GB DLT)          $3,750.00    $
                                                                                             -----------
2.    Remote support access system (A remote access system is
      required for support)

      A.  56K External Modem with cable                                        $  200.00    $  200.00
                                                                                             -----------
      B.  PC Anywhere for NT                                                   $  150.00    $  150.00
                                                                                             -----------
3.    UPS (Uninteruptable Power Supply) Highly recommended

      APC Smart UPS 1400 w/Power Chute                                         $  625.00    $  625.00
                                                                                             -----------
4.    NT Licenses (required to allow more than 5 concurrent users access to any NT server)
      Each 20 pack allows an additional 20 concurrent users        $   600.00   per pack    $
                                                                                             -----------
5.    Optical Media (Required for Optical Systems)
      8 2.6 GB platters                                                        $  500.00    $
                                                                                             -----------
TOTAL ESTIMATED SUPPLEMENTAL COST                                                           $2,925.00
                                                                                             ===========

               ATTACHMENT C - ESTIMATED RECURRING MONTHLY EXPENSE
                 TOTAL INFORMATION MANAGEMENT SYSTEM - Continued

This Attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the TIMS/QM product. Final cost will be billed to the Client on an actual use basis.

1.    Report Distribution Maintenance Fees              $ 65.00  $
                                                                  ------------
2.    On-going Maintenance/Usage Fee
                                                                  ------------
      A.  TIMS/QM Stand Alone                           $300.00  $
                                                                  ------------
      B.  TIMS/QM Dual Optical Drive                    $400.00  $
                                                                  ------------
      C.  TIMS/QM Optical Juke Box                      $600.00  $
                                                                  ------------
      D.  TIMS/QM Super System                          $750.00  $
                                                                  ------------
    TOTAL ESTIMATED RECURRING MONTHLY COST                       $      400.00
                                                                  ------------

                                   BISYS, INC.
                              TOTAL CREDIT MANAGER
                          ADDITIONAL SERVICES AGREEMENT

This Addendum letter will authorize BISYS, Inc. to provide Total Credit Manager ("TCM") to:

        Monmouth Community Bank                                   (Client) under
------------------------------------------------------------------
the terms of our existing Services Agreement, No.      CH-1901-12-97           .
                                                 ------------------------------
Fees for the use of Total Credit Manager (TCM) will be assessed per the following schedule:


Total Estimated One Time Expense                         $    15,500.00  *  Per Attachment A
                                                          -------------
Total Estimated Recurring Monthly Expense                $     1,604.00     Per Attachment B
                                                          -------------
Total Estimated Installation and Training Travel Expense $     2,200.00
                                                          -------------


We hereby agree to pay the above charges in consideration for the services provided. We understand that One Half of all Hardware and TCM software One-Time Fees will be due upon execution of this Additional Services Agreement and the balance upon shipment. We further understand that all Training and Installation Service Fees and related Travel and Lodging Expenses will be due as these services are rendered. All terms and conditions in the existing Services Agreement shall remain unchanged.

*One time charges are included in the $125,000 "one time" charge as indicated on the contract addendum.



                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------

            ATTACHMENT A - ESTIMATED LICENSE AND INSTALLATION EXPENSE
                              TOTAL CREDIT MANAGER

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of installing Total Credit Manager (TCM) at the designated Client site(s) and training Client's personnel in the use of the system, as well as other miscellaneous tasks which may be required for installation. License fees do not include Host Gateway and interactive terminal access charges that may be required to upload new loans. Final cost of installation will be billed to Client on an actual use basis. The rates for each type of service rendered are listed below.

1.    Direct Loan Applicant Underwriting and Closing                                        $  9,500.00*
                                                                                             -----------
      Includes Application Management, Credit Bureau retrieval
      and data parsing, Report Manager, integrated Bankers
      System LEM compliance Documentation licensing and BISYS
      standard form set, Interactive TOTALPLUS(R) Servicing
      Systems New Loan Upload, Client product preview and System
      Administrator training at Corporate Training Facility,
      product installation and three User Training and Support
      days at Client site(s).

      Optional Software Licenses and Installation                       $ 9,500.00
      _______Indirect Loan Underwriting, Contract Validation and
      Booking
                                                                        $ 3,500.00
2.    Indirect Loan Underwriting, Contract Validation and                                   $
      Booking Only                                                                           -----------
      Includes Product Software licensing and setup, Interactive
      TOTALPLUS(R)Consumer Loan Servicing System New Loan Upload,
      Product Installation, and, three Product and System
      Administrator Training and Support days at Client site.
                                                                        $  9,500.00
3.    Applicant Credit Risk Scoring                                                         $  6,000.00*
      Includes Fair, Isaac Credit Table Pooled Data Scorecard                                -----------
      Integration Fee and annual refreshing of card(s).  Free
      sixty-day trial period.

      ______ Direct or Revolving or Indirect Lending Scorecard
      __X___ Direct and Revolving or Indirect Lending Scorecard         $  3,500.00
      ______ All Three Scorecards                                       $  6,000.00
                                                                        $  7,500.00
4.    Software Product Interfaces With Total Credit Manager                                 $
                                                                                             -----------
      Includes TCM Export or Import Processing File licensing
      and setup, Installation, and, and extra Product and System
      Administrator Training and Support day at Client site
      during TCM implementation.
                                                                        $   3,500.00
      _______Application File Import to Total Credit Manager      No One-Time Charge
      _______BSI LoanProcessor + Laser Export Ordered With TCM
      _______CFI LaserPro Closing Export Ordered With TCM         No One-Time Charge
      _______BSI LoanProcessor + Laser Export
      _______CFI LaserPro Closing Export                                $   2,500.00
                                                                        $   2,500.00
5.    Custom Laser Document Installation                                                    $
      Includes the mapping of Direct Lending Product data to                                 -----------
      custom Electronic Forms Image provided by Client or
      alternative Loan Compliance Document vendor.  Price is per
      EFI document, and does not include vendor fees for EFI
      creation of legal compliance review.

      _______Electronic Form Images at $400 per EFI Document

TOTAL ESTIMATED LICENSE AND INSTALLATION EXPENSE                                            $ 15,500.00
                                                                                             -----------

               ATTACHMENT B - ESTIMATED RECURRING MONTHLY EXPENSE
                              TOTAL CREDIT MANAGER

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the TCM product. Fees do not include monthly Gateway and interactive terminal access charges which may be required to interactively upload new loans. Final cost will be billed to the Client on an actual use basis.

1.  Direct Loan Applicant Underwriting and Closing
                                                                                            $    925.00
Includes direct loan application processing, credit                                         -----------
underwriting with multi-agency Credit Bureau Interface, laser
document loan closing, and, ad hoc and standard report writer.          $     735.00
                                                                         -----------
Plus:
         Bankers Systems Compliance Documentation Annual Usage
_______  Estimate based upon total loan volume during previous
         12 months.  Monthly recurring cost will be adjusted
         annually based upon total loan volume during the prior
         twelve-month period.

         500 Direct Loans per annum                                     $     190.00

         Less than 700 loans annually, $190.00 per month
         701 to 1,200 loan annually, $290 per month
         1,201 to 2,000 loans annually, $355.00 per month
         2.001 to 3,000 loans annually, $515.00 per month
         3,001 to 4,000 loans annually, $675.00 per month
         More than 4,000 loans, $2.00 each, $825 monthly minimum

Optional Software Licenses and Installation
_______  Indirect Loan Underwriting, Contract Validation and
         Booking                                                        $     376.00

2.  Indirect Loan Underwriting, Contract Validation and Booking                             $
   Only                                                                                      -----------
   Includes Indirect loan application processing, credit
   underwriting with multi-agency Credit Report Interface, loan contract validation and dealer discounting, and, ad hoc and
   standard report writer.                                              $    633.00

3.  Applicant Credit Risk Scoring
   Includes monthly rental of Scorecard Integrator and one or
   more Fair, Isaac CreditTable Pooled Data Scorecard.                                      $    461.00
_______  Direct or Revolving or Indirect Lending Scorecard              $    225.00
___X___  Direct and Revolving or Indirect Lending Scorecards            $    400.00
_______  All Three Scorecards                                           $    575.00

Plus:

___X___   Fee Per Loan Application Scored
          58  Estimated Loan Applications Per Month                     $     61.00
          --                                                             -----------

         Up to 100 per month, $1.05 each
         Up to 250 per month, $ .80 each
         Up to 500 per month, $ .70 each
         Over 500 per month,  $ .65


4.  Software Product Interfaces and Optional Modules
                                                                                            $    218.00
         Import File Processor - Foreign Application File                                    -----------
         Import Option                                                  $     94.00
         BSI LoanProcessor + Laser Interface - Compliance
         Product Export                                                 $    125.00
         CFI LaserPro Closing Interface - Compliance Product
         Export                                                         $    125.00
         Archive Manager - Optical Disk Credit Application
   X     Archival                                                       $     56.00
   X     Credit Policy - Client-specific Pass-or-Fail Rulecard          $     94.00
   X     Exception Trak - Collateral Tracking and Tickler               $     68.00
         Fax Director - Branch, Dealer and Third Party
         Communications                                                 $     70.00
         NADA Integrator - Collateral Value Calculation Option          $     68.00

TOTAL ESTIMATED MONTHLY RECURRING EXPENSE

                                                                                            $  1,604.00
                                                                                             ===========


               ATTACHMENT B - ESTIMATED RECURRING MONTHLY EXPENSE
                        TOTAL CREDIT MANAGER - CONTINUED

Ownership,   Use,  and   Confidentiality   -  BISYS  Products  and  Confidential
Information

A. Client acknowledges that all computer programs and related documentation made available, directly or indirectly, by BISYS to Client as part of the Services (the "BISYS Products") are the exclusive and confidential property of BISYS or the third parties from whom BISYS has secured the right to use such computer programs and documentation.

B. A personal, non-exclusive, non-transferable right and license is being granted to Client to use any applications software programs included in the BISYS Products (the "Application Programs") which are delivered to Client as part of the Services solely for Client's own business usage. Client shall not have any interest in the Applications Programs except for the license granted it under this Agreement.

C. Client shall receive all improvements, enhancements, modifications and updates to any Applications Programs which are delivered to Client as part of the Services if and as made available by BISYS to its clients generally. All such improvements, enhancements, modifications, and updates shall be delivered to Client in the form of a computer media, which media shall be provided by Client to BISYS and shall be installed by Client. If Client fails to install any such media within 45 days of its receipt from BISYS, BISYS shall have no further obligation to provide Client with improvements, enhancements, modifications, or updates to such Application Programs.

D. Client acknowledges that it shall also be deemed a sublicensee of BISYS for any systems software programs included in the BISYS Products (the "Systems Programs") which are delivered to Client as part of the Services. Client agrees that it is accepting a sublicense from BISYS of the Systems Programs on a personal, non-exclusive, non-transferable basis with the right to use such Systems Programs solely in connection with the Services.

E. Client shall not copy, in whole or in part, any BISYS Products or related documentation, whether in the form of computer media, printed, or in any other form. Client shall not make any alteration, change, or modification to any BISYS Products.

F. Client shall treat as confidential and will not disclose or otherwise make available any of the BISYS Products or any trade secrets, processes, proprietary data, information, or documentation related thereto including, without limitation, any flow charts, logic diagrams, or source code (collectively the "Confidential Information"), in any form, to any person other than employees of Client. Client will instruct its employees who have access to the BISYS Products and the Confidential Information to keep the same confidential by using the same care and discretion that Client uses with respect to its own confidential property and trade secrets. Upon the termination of this Agreement, for any reason, Client shall return to BISYS any and all copies of the BISYS Products and the Confidential Information which are in possession.

                         LICENSE/SUPPORT-LINE AGREEMENT

This Agreement is entered into by and between ___________, herein called Bank, and Bankers Systems, Inc., a Minnesota Corporation, herein called BSI. This Agreement will be effective at such time as it has been signed by both parties below.

                                    RECITALS

BSI is in the business of developing and marketing bank regulatory and operational forms, and software products and services related thereto. Bank receives platform automation and related data processing from BISYS, Inc., herein called BISYS, which system includes or will include the ability to produce, on a laser printer, various BSI forms.

NOW, THEREFORE, in consideration of Bank's use of the BSI forms included on Exhibits A-1 and B-1 (and/or Exhibit B-2) (all of which forms are herein referred to as the Forms) on the TCM system, and the mutual covenants and representations herein, the parties hereby agree as follows:

1. LICENSE. BSI hereby grants to Bank a non-exclusive license to reproduce on the TCM system, for its own use only, the Forms included on such system (it is understood Forms includes those forms included on Exhibits A-1 and B-1) (and/or Exhibit B-2) as well as future changes which BSI may make in such forms, or additional forms which BSI may develop or make available in the future). This license shall run only for such time as Bank has a current License Agreement with BISYS, whose system includes the authorized use of the Forms. The license is for the sole purpose of assisting Bank in the making of loans to its actual or prospective loan customers, and/or to provide deposit services and functions for its actual or prospective deposit customers.

2. PROPRIETARY INTEREST AND COPYRIGHT. BSI claims a proprietary interest and copyright in the Forms. The software system, as developed, must include notice of the BSI copyright position in the Forms. Bank agrees that it will not remove or cause to be removed such copyright notice from the Forms. BSI further claims a proprietary interest in the software component which produces the Forms, and any loan manuals or software manuals provided by BSI in conjunction with this Agreement. Bank acknowledges such proprietary and copyright interests of BSI and agrees not to take or permit any action to be taken which would compromise or dilute such proprietary to copyright interests of BSI. Except for photocopying of completed Forms or documents and the production of documents as contemplated by the computer system and laser printer, Bank will not print (or otherwise cause to be reproduced or printed) the Forms. Upon termination of the license, Bank agrees to provide BSI with a written acknowledgement that it is no longer utilizing any of the BSI Forms. Bank agrees to continue to pay to BISYS an annual maintenance fee until such written acknowledgement is received by BSI. If Bank is no longer utilizing the TCM system, Bank will pay to BSI the annual maintenance fee until such written acknowledgement is received by BSI.

3. REVIEW/SUPPORT-LINE. The Forms are developed and maintained by BSI. It is understood that the Forms will be reviewed by Bank and its legal and compliance advisors to determine if their use is appropriate for Bank in any given transaction. BSI will maintain a Support-Line for the Bank or its legal or compliance advisors to contact BSI as to the content and general use of the Forms. It is further understood that such Support-Line is not intended to be utilized for any individual or specific bank transaction, nor is it intended to provide legal services to the Bank. It is the present intention for BSI to make no separate charge for such support. BSI reserves the right in the future to institute a charge for such support. The schedule and charges (as well as the method for determining the charges) may be determined at the discretion of BSI, by giving written notice to Bank. It is understood that there will be no charge to Bank for this service unless the charges are communicated to the Bank and the service is then utilized by the Bank.

4. BANK INFORMATION. Bank agrees to provide to BSI sufficient information, including the number of loans or accounts processed on an ongoing and historical basis, as well as such other information as is necessary for BSI to implement and monitor the program. Bank specifically agrees to cooperate with BSI in this respect and to allow such reasonable audit as may be necessary for BSI to determine the number of loans or accounts processed. Bank warrants that the information provided on any such customer information form is true and accurate. BSI agrees to keep any such data confidential and to utilize any such data only for the purposes of this agreement.

5.   WARRANTY PROVISIONS.

     A. EXPRESS WARRANTY. If Bank sustains a Covered Loss due to a Covered Deficiency in a Form on Exhibits A-1, B-1, and/or B-2 they may be amended by BSI from time to time, then BSI shall reimburse Bank's combined Covered Loss incurred in pursuing an unsuccessful claim or in defending a claim or proceeding against a successful claimant, subject to the terms and conditions of this Warranty Agreement.

          i.  A Covered Loss includes:

                    a. Loss of outstanding interest and principal on a loan which Bank would otherwise have been able to collect and would have been legally entitled to receive;

                    b. Loss incurred in having to pay or re-pay a deposit account holder any sums Bank would not otherwise have been legally obligated to pay or re-pay;

                    c. Fines and/or penalties levied against Bank by a State or Federal administrative or regulatory body. Fines and/or penalties include sums Bank is ordered to repay to an account holder or loan debtor, but which Bank would otherwise have been legally entitled to receive or retain;

                    d. Attorney's fees, including taxable court costs and expert witness fees, incurred in pursuing or defending a claim or proceeding covered above.

          ii.  Covered Loss Limitations:

                    a. BSI will reimburse up to $20,000,000 to all BSI Customers for Aggregate Covered Losses incurred in each fiscal year (December 1 through November 30). To calculate the amount of reimbursement, all claims against BSI (including all claims for all Covered Losses for all BSI products and services) by all of its customers made through the fiscal year will be aggregated ("Aggregate Covered Losses"). For purposes of aggregating, the date a claim is "made" will be considered to be the date BSI first receives notice of a claim from any BSI customer for the applicable alleged breach of duty, error or omission. If the Aggregate Covered Losses exceed $20,000,000 in any fiscal year, all such losses shall be prorated based upon the proven amount of all losses among the BSI customers affected.

                    b. A Covered Loss does not include punitive damages. It does not include any loss incurred if the Covered Deficiency could have been corrected but Bank failed to correct the Covered Deficiency after discovering the deficiency or after receiving written notice from BSI of the existence of the Covered Deficiency and an explanation of the means to correct it. In the event a cure or correction is necessary, a Covered Loss includes Bank's actual necessary first-class postage expenses. It does not include attorney's fees or administrative expenses Bank incurs in completing any cure or correction.

                    c. In order for a claim to be a Covered Loss, Bank must notify an officer of BSI in writing within thirty (30) days of the date when Bank becomes aware of an event likely to lead to legal action, or an event which is likely to lead to imposition of a fine or penalty. Covered Losses are limited to those incurred or assessed after such written notice has been given and BSI has had the opportunity to investigate and to participate in the defense thereof, which participation may be waived by BSI, at its sole option.

          iii. A Covered Deficiency in a Form(s) is an inadequacy, insufficiency, defect or fault in the Form(s) resulting from a breach of duty, error or omission performed by attorneys or others employed by BSI in connection with the development and maintenance of a Form(s) or the written instructions as to the use of a Form(s).

               A Covered Deficiency Does Not Include

               a. Any loss incurred by reason of actions by Bank, BISYS, or parties other than BSI. This includes, but is not limited to, the following:

                    o Any loss incurred if it is by reason of a Form(s) not being filled out correctly and in conformity to BSI manuals and written instructions;

                    o Any loss resulting from programming done by parties other than BSI;

                    o Any loss resulting from a form which is not a Covered Form (a Covered Form is a form included on Exhibits A-1, B-1, and/or B-2);

                    o Any loss resulting from use of a Form which is not a standard BSI Form;

                    o Any loss resulting from an improper Form being selected for the transaction;

                    o Any loss resulting from a failure to utilize or file a form required to properly document the transaction;

                    o Any loss incurred if the Form has been altered or amended by anyone other than BSI in any material respect;

                    o Any loss incurred if a Form selected is not designed for or appropriate for the transaction(s) involved.

               b. Any loss incurred if the Form(s) is not a standard version of the BSI Form(s) as identified on Exhibits A-1, B-1, and/or B-2, even if the Form(s) was provided by BSI. Standard versions include the product identification included in Exhibits A-1, B-1, and/or B-2 and may also include reference to a state. Standard versions do not include Form(s) identified as "custom" or "customized";

               c.   Any loss incurred if Bank commits a fraudulent act;

               d. Any loss incurred if Bank does not use a currently supported version of the Form(s). A currently supported version is a version being supported by BSI and in most cases will include only the most recent revision of the Form(s);

               e. Any loss for which Bank does not cooperate with BSI in the defense of the claim or action.

          iv.  Express Warranty Limitations:

               a. The Express Warranty may be terminated, amended or restated by BSI giving Bank ninety (90) days prior written notice. Any such termination or amendment shall not affect claims for which BSI receives written notice prior to the effective date of the termination, amendment or restatement. It is agreed that Exhibits A-1, B-1, and/or B-2 may be amended by BSI at any time without notice to Bank. BSI will periodically provide Bank with written notice of changes. These changes shall be considered to be a part of this Agreement.

               b. It is agreed that this Express Warranty stated the entire liability of BSI with respect to any loss Bank sustains resulting from the use of a BSI Product(s) and that Bank will have no claim for damages against BSI except as is stated in this Agreement.

     B. WARRANTY DISCLAIMER, EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL PRODUCTS PROVIDED BY BANKERS SYSTEMS, INC., AND ANY UPDATES THEREOF, ARE PROVIDED TO BANK AS IS, AND BSI MAKES NO WARRANTY, EXPRESS, IMPLIED, BY DESCRIPTION, BY SAMPLE OR OTHERWISE, AND IN PARTICULAR WITHOUT LIMITATION, MAKES NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS OF PURPOSE.

     C. NO SUBSTITUTE FOR LEGAL COUNSEL. Before using the Forms or any other forms or documents produced or used with the TCM system, Bank is advised to have its attorney review the same to determine their legal sufficiency for Bank. BSI, without charge, will cooperate with Bank to provide such attorney, upon receipt of a fully-executed non-disclosure agreement, with those Forms reasonably needed to conduct the review. Bank acknowledges that BSI is not authorized to practice law, nor may any of BSI's officers, employees or agents provide legal counsel to Bank. Thus, any questions of a legal nature must be directed to Bank's legal counsel for which BSI has no obligation or liability.

6. EFFECTIVE DATE. This License Agreement is effective when an executed original is received by BSI, and executed by an officer of BSI and returned to Bank.

AGREEMENT: Bank and Bankers System, Inc. ("BSI") hereby enter into the Agreement, upon the terms and conditions set forth herein.

================================================================================
                              AUTHORIZED SIGNATURES
BANK                                          BANKERS SYSTEMS, INC.
By                                            By
    -----------------------------                -----------------------------
Its                                           Its
    -----------------------------                -----------------------------
Date Signed                                   Date Signed
           ----------------------                        ---------------------
================================================================================

                        FINANCIAL INSTITUTION INFORMATION

                       (Please print or type information)

Contact Person:                      Lending Documentation:
               ---------------------
Bank Name:                           Loan categories of Bankers Systems document
               ---------------------  usage:
Address:                              [ ]Consumer  [ ]Commercial     [ ]Mortgage
                                     Total volume of loans processed during
                                     previous 12 month period _________ to
City:                                __________ in loan categories identified
                                     above:  _____________________
               ---------------------


State & Zip:
                                     ___________ to _________:______________
               ---------------------


ABA Number

                                     ANNUAL MAINTENANCE WILL BE
                                     BASED ON THE ABOVE INFORMATION.
Date of Implementation               FORMS FOR THE STATE OF:___________
                       -------------

                       -------------

                                   BISYS, INC.
                             TOTAL FINANCIAL MANAGER
                          ADDITIONAL SERVICES AGREEMENT

This Addendum will authorize BISYS,  Inc. to provide the Total Financial Manager
System ("TFM") to:       Monmouth  Community  Bank                      (Client)
                  ------------------------------------------------------
under the terms of our existing Services Agreement, No. CH-1901-12-97 .
                                                        ---------------

Fees for the use of the Total Financial Manager System (TFM) will be assessed per the following schedule:


Total Estimated Recurring TFM Monthly Costs      $   765.00         Per Attachment A
                                                  ---------
Total Estimated TFM Installation Costs           $30,875.00     *   Per Attachment B
                                                  ---------


We hereby agree to pay the above charges in consideration for the services provided. All software license fees will be payable 50% at signing of Additional Services Agreement, 50% at installation. All terms and conditions in the existing Services Agreement shall remain unchanged.



* TFM installation costs are included in the $125,000 bundled "one time" charge as indicated on the contract addendum.





                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------

ATTACHMENT A - ESTIMATED  RECURRING  MONTHLY COSTS FOR TOTAL  FINANCIAL  MANAGER
               SYSTEM

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of using the Total Financial Manager System
(TFM). Final cost will be billed to the Client on an actual use basis.


1.  Base Fee                                                                                     $  1,125.00
                                                                                                 -------------
                                                                 Single Station        LAN
                                                                ---------------- -------------
    Core Financial Package                                      [ ] $400.001     [X]   $700.001
        Includes General Ledger, Accounts Payable, Fixed
        Assets, and Investment Accounting
    TFM Core Package                                            [ ] $300.002     [ ]   $525.002
        Includes Accounts Payable, Fixed Assets, and
        Investment Accounting
    Independent Copies (If purchased individually)
        Accounts Payable                                        [ ] $  75.00     [ ]   $ 115.00
          Optional - ACH Module                                 [ ] $  25.00     [ ]   $  25.00
          Optional - Create-a-Check                             [ ] $  50.00     [ ]   $  50.00
        Accounts Payable Plus                                   [ ] $ 125.00     [ ]   $ 150.00
          Optional - ACH Module                                 [ ] $  25.00     [ ]   $  25.00
          Optional - Create-a-Check                             [ ] $  50.00     [ ]   $  50.00
        Fixed Asset                                             [ ] $  75.00     [ ]   $ 115.00
          Optional - Bar Coding                                 [ ] $  15.00     [ ]   $  15.00
    Investment Accounting                                       [ ] $ 150.00     [ ]   $ 175.00
    Safe Deposit Box Accounting                                 [X] $  50.00     [ ]   $  75.00
        Optional - ACH Module                                   [ ] $  25.00     [ ]   $  25.00
    Shareholder Accounting                                      [ ] $  50.00     [ ]   $  75.00

    Asset Liability - (ALBUM)                                   [ ] $ 250.00     [X]   $ 375.00
    Budget Synergizer - (ALBUM Plus)
        Level One                                               [ ] $ 250.00     [ ]   $ 375.00
        Level Two                                               [ ] $ 375.00     [ ]   $ 500.00
        Level Three                                             [ ] $ 525.00     [ ]   $ 650.00
    Organizational Profitability System (OPS)
        Level One                                               [ ] $ 225.00     [ ]   $ 265.00
        Level Two                                               [ ] $ 375.00     [ ]   $ 445.00
        Level Three                                             [ ] $ 525.00     [ ]   $ 640.00
    Product Profitability System (PPS)
        Level One                                               [ ] $ 225.00          N/A
        Level Two                                               [ ] $ 375.00          N/A
        Level Three                                             [ ] $ 525.00          N/A
    Cost Allocation System (CAS)
        Level One                                               [ ] $ 175.00     [ ]   $ 205.00
        Level Two                                               [ ] $ 285.00     [ ]   $ 340.00
        Level Three                                             [ ] $ 405.00     [ ]   $ 490.00
    Unit Cost System (UCS)
        Level One                                               [ ] $ 175.00          N/A
        Level Two                                               [ ] $ 285.00          N/A
        Level Three                                             [ ] $ 405.00          N/A
    Funds Transfer Pricing (FTP)
        Level One                                                     N/A        [ ]   $ 375.00
        Level Two                                                     N/A        [ ]   $ 593.00
        Level Three                                                   N/A        [ ]  $1,225.00
    TFM Executive Information System (EIS)
        Level One                                                     N/A        [ ]   $ 150.00
        Level Two                                                     N/A        [ ]   $ 300.00


----------------
1    Monthly  charge  of  $450.00  or  $750.00  if  Accounts   Payable  Plus  is
     substituted for regular Accounts Payable.
2    Monthly  charge  of  $350.00  or  $575.00  if  Accounts   Payable  Plus  is
     substituted for regular Accounts Payable.


        Level Three                                                   N/A        [ ]   $ 600.00
    Profitability Systems Opt Report Writer                     [ ]   $  25.00   [ ]   $  25.00
                                                                                                 $     65.00
2.  Per Transaction Fee

    Based on number of summarized output transactions
    processed from the TOTALPLUS(R) G/L interface:
        Transaction Base                                        [X]   $  0.025   Per Transaction, Per Month
        Total Plus Online G/L History                           [ ]   $  0.001   Per Transaction, Per Month

3.  Additional Charges

    Asset Liability (ALBUM) or Budget Synergizer (ALBUM Plus) Data File
    ______ Accounts @ $.004 per download                                                        $
                                                                                                 ------------
    Connection Charges

    ______ Pollable Terminals @ $50.00 each(3)                                                  $
                                                                                                 ------------
    ______ Pollable Terminals @ $50.00 each(3)
                                                                                                $
                                                                                                 ------------

TOTAL ESTIMATED RECURRING MONTHLY COSTS
===============================================================
                                                                                                $  1,075.00
                                                                                                =============
                                                                                 DISCOUNT       $    310.00
                                                                                                =============
                                                                                 NET RECURRING       765.00

-----------------
3 If PC is already being polled, then do not include as charge is already being assessed.

ATTACHMENT B - ESTIMATED SOFTWARE/INSTALLATION COSTS FOR TOTAL FINANCIAL MANAGER

This attachment provides a detailed estimate of anticipated costs which will be incurred by Client for the purpose of sublicensing Total Financial Manager System (TFM), installing, if applicable, at the designated Client site(s) and training the Client's personnel in the use of the system, as well as other miscellaneous tasks which may be required for installation. Final cost of sublicensing, installation, or training will be billed to the Client on an actual basis. The rates of each type of service rendered are listed below.

1.  Base Fee


                                                                                                     $ 31,975.00  (4)
                                                                                                     -------------
                                                                Single Station        LAN
                                                                --------------     --------------
    Core Financial Package                                      [ ]   $13,500(5)    [X]  $ 19,500(5)
        Includes General Ledger, Accounts Payable, Fixed
        Assets, and Investment Accounting
    TFM/TFS Core Package                                        [ ]   $6,800(6)    [ ]   $ 10,200(6)
        Includes Accounts Payable, Fixed Assets, and
        Investment Accounting
    Independent Copies (If purchased individually)7
        Accounts Payable                                        [ ]   $ 1,600      [ ]   $  2,400
          Optional - ACH Module                                 [ ]   $   750      [ ]   $    750
          Optional - Create-a-Check                             [ ]   $   750      [ ]   $    750
        Accounts Payable Plus                                   [ ]   $ 2,900      [ ]   $  4,400
          Optional - ACH Module                                 [ ]   $ 1,250      [ ]   $  1,250
          Optional - Create-a-Check                             [ ]   $ 1,000      [ ]   $  1,000
        Fixed Asset                                             [ ]   $ 1,600      [ ]   $  2,400
          Optional - Bar Coding                                 [ ]   $   500      [ ]   $    500
    Investment Accounting                                       [ ]   $ 3,600      [ ]   $  5,400
    Safe Deposit Box Accounting w/ACH                           [X]   $ 1,100      [ ]   $  1,800
    Shareholder Accounting                                      [ ]   $ 1,600      [ ]   $  2,400
    Asset Liability - (ALBUM)4                                  [ ]   $ 7,500      [X]   $ 11,375
    Budget Synergizer - (ALBUM) Plus4
        Level One                                               [ ]   $12,500      [ ]   $ 19,500
        Level Two                                               [ ]   $22,500      [ ]   $ 29,500
        Level Three                                             [ ]   $32,500      [ ]   $ 39,500
    Organizational Profitability System (OPS)4
        Level One                                               [ ]   $15,000      [ ]   $ 17,500
        Level Two                                               [ ]   $25,000      [ ]   $ 29,500
        Level Three                                             [ ]   $35,000      [ ]   $ 42,500
    Product Profitability System4
        Level One                                               [ ]   $15,000            N/A
        Level Two                                               [ ]   $25,000            N/A
        Level Three                                             [ ]   $35,000            N/A
    Cost Allocation System4
        Level One                                               [ ]   $11,500      [ ]   $ 13,500
        Level Two                                               [ ]   $19,000      [ ]   $ 22,500
        Level Three                                             [ ]   $27,000      [ ]   $ 32,500
    Unit Cost System (UCS)4
        Level One                                               [ ]   $11,500            N/A
        Level Two                                               [ ]   $19,000            N/A
        Level Three                                             [ ]   $27,000            N/A
    Funds Transfer Pricing (FTP)
        Level One                                                     N/A        [ ]     $ 25,000
        Level Two                                                     N/A        [ ]     $ 39,500
        Level Three                                                   N/A        [ ]     $ 75,000
    TFM Executive Information System (EIS)
        Level One                                                     N/A        [ ]     $  9,500
        Level Two                                                     N/A        [ ]     $ 19,500

---------------
4 Plus travel and lodging expenses (estimated based on number of anticipated trips, transportation and lodging costs, etc.)

5 If Client elects to substitute Accounts Payable Plus for Accounts Payable in Core Package, price is adjusted to $14,800 and $21,500, respectively.

6 If Client elects to substitute Accounts Payable Plus for Accounts Payable in Core Package, price is adjusted to $8,100 and $12,200, respectively.

7 Installation and training for independent products at special quote (plus travel and lodging expenses incurred).




        Level Three                                                   N/A        [ ]     $ 39,500
    Profitability Systems Opt Report Writer                     [ ]   $ 1,000    [ ]     $  1,000

2.  Additional Training

    _____ Days at Corporate Training Facility                   $   500          per day
                                                                                                     $            (4)
                                                                                                     -------------
    _____ Days at Regional Training Facility                    $   650          per day
                                                                                                     $            (4)
                                                                                                     -------------
    _____ Days at Client Site                                   $   1,000        per day
                                                                                                     $            (4)
                                                                                                     -------------

3.  Plus Travel and Lodging Expenses4
                                                                                                     $
                                                                                                     -------------
TOTAL ESTIMATED RECURRING MONTHLY COSTS
===============================================================
                                                                                                     $
                                                                                                     =============


Level Definitions
                                                              Level One         Level Two        Level Three
                                                              ---------         ---------        -----------
    Budget Synergizer
      Number of Centers                                          50                100            Unlimited

    Organizational Profitability Unit
     Cost System & Cost Allocation System
      Companies                                                   1                 3             Unlimited
      Centers                                                    50                100            Unlimited
      Accounts                                                  1000            Unlimited         Unlimited

    Product Profitability
      Centers                                                    50                100            Unlimited
      Accounts                                                  1000            Unlimited         Unlimited
      Products                                                   50                 75            Unlimited
      Activities                                                 100               150            Unlimited
      Functions                                                  100               150            Unlimited

    Executive Information System
      Active Users                                               15                 25                50

    Funds Transfer Pricing
      Account Records                                          50,000            100,000          Unlimited


                              TOTAL ACCESS BANKING
                         ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CH-1901-12-97 DATED           ("Services Agreement")
                          -------------      -----------

I.   ORDER

     BISYS, Inc. ("BISYS"), agrees to sell the equipment and to license the computer software programs (the application system software, the sub-system software, and the operating system software collectively, the "Programs") collectively known as the Total Access Banking System (the "System") to the client subject to the terms and conditions set forth herein and in the separately executed End User Software License Agreement (the "Software License").

II.  TERM

     The term of this Addendum shall be coterminous with the term of the Services Agreement.

III. MAINTENANCE

     A. During the term hereof, BISYS agrees to maintain the Programs licensed to Client pursuant to the terms of an End User Software License Agreement between Client and BISYS with respect to the Programs. For purposes of this Addendum, "BISYS" shall include BISYS and any third party authorized by BISYS to provide hardware and/or software maintenance on BISYS' behalf.

     B. Client shall receive, at no additional charge, all new versions of the Program(s) and revised documentation as well as all enhancements, corrections, and alterations produced by BISYS or received by BISYS from the "BISYS LICENSOR" (as such term is defined in the Software License) so long as Client does not materially breach, and has not materially breached, any provisions of the Services Agreement, the End User Software License Agreement, or this Addendum.

     C. BISYS shall use all reasonable efforts to correct any verifiable and reproducible error or defect in the Program(s) or replace said defective Program(s) and/or provide assistance or services necessary to correct any defect that is solely attributable to BISYS or BISYS Licensor and that significantly affects the use of the Program(s) such that the System does not materially perform in accordance with its designed specifications. Such corrections or replacements will be promptly provided upon written notification to BISYS. At its expense and if requested by BISYS, Client agrees to provide BISYS with sufficient support to enable BISYS to determine and diagnose problems encountered in order to conclude that the problem is in fact with the Program(s) and to correct the problem or defect. Corrections for defects due to unauthorized Program changes will be billed at BISYS' standard rates for such services.

     D. As more fully described below, BISYS shall perform such maintenance service as shall be necessary to keep any equipment purchased or leased by Client from BISYS for the purpose of utilizing the Programs (the "Equipment") in, or restore the Equipment to, good working order operating in accordance with its specifications.

          1. If at the date the parties hereto enter into this Addendum, the Equipment (or any part thereof) is not under an applicable warranty period from the manufacturer, BISYS may, at its option, inspect and test the Equipment within 30 days of the date hereof for such Equipment. If in BISYS' reasonable judgment such Equipment is not in good working order, BISYS shall restore the Equipment to good working order, and shall bill Client for such inspection, test and restoration services at prevailing rates, plus travel and other direct costs.

          2. Client shall give BISYS' representatives full and free access to the Equipment upon reasonable notice.

          3. With respect to Equipment maintenance services hereunder, the obligations of BISYS and Client shall be as follows:

               a. In the event of a malfunction in the Equipment, Client shall first seek telephone assistance from BISYS. BISYS and Client shall cooperate in the identification, verification and possible resolution of Equipment problems;

               b. If the malfunction cannot be corrected through telephone assistance, BISYS, at its option, shall provide on-site maintenance through its authorized representative. Such representative shall repair or replace all or part of the Equipment and shall perform such other services necessary to return the Equipment to good working order; or, at its option, BISYS shall provide replacement equipment on a temporary loan basis delivered by overnight courier service, Monday through Saturday, except holidays. Upon repair and return of the defective Equipment pursuant to paragraph III.(D)(3)(c), Client shall within five (5) days pack and return any loaned equipment according to BISYS' instructions. Client will pay all packaging and transportation costs for replacement equipment shipments.

               c. Client shall, with the authorization and according to the instructions of BISYS, pack and return by overnight courier the affected Equipment or part back for repair. Client will pay all transportation costs for the returned Equipment. The returned Equipment shall be repaired or replaced with new or equivalent to new manufacturer equipment at BISYS' option.

               d. If the loaned equipment is not returned within five (5) days, Client will be invoiced for the loaned equipment at the list price then in effect.


                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED



          4. Services outside the scope of BISYS' obligations under this Addendum includes, but is not limited to the following:

               a. Maintenance, repair or replacement of any peripheral equipment, including, but not limited to, personal computers, video displays, printers, modems, linedrivers or cables;

               b.   Electrical work external to the Equipment;

               c. Repair or replacement necessitated by damage to or other defects in the Equipment resulting from causes external to the Equipment, including neglect or misuse, unauthorized attachments or modifications, use of the Equipment for other than its intended purpose, service or repair of Equipment by persons other than BISYS or other persons authorized by BISYS;

               d. Services in connection with relocating the Equipment or the addition or removal of item of Equipment attachments, features, accessories, or other devices, or the service of alterations, attachments, or other devices, or the service of alterations, attachments, or other devices not furnished by BISYS;

               e. Furnishing supplies or other accessories, or painting or refinishing the Equipment;

               f. Repair or exchange due to damage, or increase in service time, caused by events beyond BISYS' control, such as accident, transportation, water, wind, fire, sabotage, explosion, vandalism, burglary, and failure of electrical power, alterations or additions to Equipment not furnished by BISYS;

               g. Repair or exchange caused by the failure to provide a suitable environment prescribed by BISYS including adequate space, electrical power, air conditioning, and humidity control.

IV.  HARDWARE WARRANTY

     A. BISYS warrants that the Client will acquire good and clear title to the Equipment purchased. BISYS further warrants that for one-hundred eighty (180) days after shipment, the Equipment shall be free from defects in design, material and workmanship and shall not fail in any material respect to execute its programming instructions. Written notice of any claimed defect must be received by BISYS within such 180-day period.

          THE FORGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR
          IMPLIED   (INCLUDING,    WITHOUT   LIMITATION,   THE   WARRANTIES   OF
          MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE).

          IN THE EVENT OF ANY LOSS OR DAMAGE TO THE CLIENT, WHETHER UNDER WARRANTY, CONTRACT OR OTHERWISE, DIRECT OR INDIRECT, INCIDENTAL OR CONSEQUENTIAL, BISYS SHALL HAVE NO LIABILITY BEYOND REPAIR OR REPLACEMENT OF DEFECTIVE ITEMS, COMPONENTS OR PARTS AS SET FORTH HEREIN. IN NO EVENT WILL BISYS BE LIABLE FOR DAMAGES IN EXCESS OF ALL CHARGES PAID BY THE CLIENT IN RESPECT OF ANY DEFECTIVE ITEM, COMPONENT OR PART UNDER THIS AGREEMENT.

     B. BISYS warranty is contingent upon proper use of the Equipment in accordance with BISYS installation and operating manuals and (a) does not cover the Equipment if modified by anyone other than BISYS or BISYS' authorized representatives; (b) does not apply if adjustment, correction, repair or replacement of the Equipment, wholly or partially, is required because of accident, neglect or operating conditions outside of specifications; (c) does not cover defects in any central processing unit, associated software, terminals, controllers or telephone equipment used with the System and associated equipment; (d) does not cover malfunctions caused by defects in or arising from the installation, training or servicing other than by authorized BISYS representatives; and (e) does not apply if the Client has rejected any corrections, updates or modifications made available or supplied by BISYS.

V.   EXPENSES

     Client shall reimburse BISYS for any out-of-pocket expenses incurred by BISYS in performing its obligations hereunder. Expenses include travel, lodging, meals, telephone, and shipping as may be necessary to perform under this Addendum.

VI.  TITLE

     Any new versions of the Program, including enhancements, modifications, alterations, or changes thereto provided under this Addendum shall remain the proprietary property of BISYS LICENSOR to the same extent as do the Licensed Materials as set forth in the Software License.

VII. PRICES AND FEES

     Prices and fees are as specified on the attached Price Schedules. The schedules are subject to change as specified in the Services Agreement. Client hereby agrees to pay the specified charges in consideration for the services and products provided hereunder and to abide by the terms of the attached Total Access Banking End User Software License Agreement; and all terms and conditions in the Services Agreement shall remain unchanged.











                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------



                           TOTAL ACCESS BANKING PRICE
                                    SCHEDULE



I.  PRODUCT AND MONTHLY SERVICE                        PURCHASE PRICE   AND MAINTENANCE    MONTHLY SUPPORT
     1   4 Line Analog Model                           $      24,000                     $       150
   -----
                4 Line Analog Upgrade(s)               $      10,000 / 4 Line Upgrade    $        50 / 4 line upgrade
          -----
               (20 line upgrade maximum)

    Application System
        Deposits Application                           $       5,000                     $        25
        Mortgage Loan Application                      $       3,000                     $        25
        Installment Loan Application                   $       3,000                     $        25

    Site License                                                                         $       208

    Installation Fee8                                  $       3,500
        Includes two (2) days on-site system
        installation and training

    Voice Response Transaction Fee
        Total Access Banking ($100 MINIMUM)                                              $       .015
    /transaction/month
        Other (Third Party) ($200 MINIMUM)                                               $        .03
    /transaction/month

    Terminal Connect Fee                                                                 $      25.00
    /line/month


II. OPTIONAL FEATURES

         Extended On-Line Availability9                                                  $      2,500/month
         The client hereby subscribes to extend
         on-line update availability.

         Card Activation & Hot Card Reporting
         Implementation                                $      2,000
         Transaction Fee ($100 MINIMUM/MONTH)                                            $1.00/transaction/month


----------------
1    Plus travel and lodging expenses
2 Under the extended on-line option, the TAB system will be available 7 days a week, 23+ hours a day, 365 days a year except for period of non-availability on selected Saturdays or Sundays for required maintenance of the BISYS Host system hardware and/or software. BISYS agrees to provide clients with prior written notice of the scheduled period of non-availability.

                                                         Client Initials________


                            ELECTRONIC FUNDS TRANSFER
                         ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CH-1901-12-97 DATED           ("Services Agreement")
                         --------------      -----------

Client wishes to purchase and BISYS wishes to sell to Client any and all electronic funds transfer services generally offered by BISYS to its clients as described in the BISYS ATM Support and Network Access Product Description (the "EFT" Services"), including Client's participation in the VISACHECK debit card program as provide by VISA U.S.A., Inc., and/or VISA International (individually and collectively "VISA") and the Master Money debit card program as provided by MasterCard International ("MasterCard"). Such participation to be offered to Client, through BISYS, by Electronic Data Systems Corporation (`EDS"). The Agreement is hereby supplemented and clarified as follows:

I.    CLIENT EQUIPMENT

      Concurrently with its signing of this Addendum, client will notify BISYS in writing as to the number and location of any and all Client automatic teller machines ("ATMs") through which Client will initially access the EFT Services. BISYS agrees that Client may add additional Client ATMs to which BISYS agrees to provide the EFT Services provided that Client gives BISYS at least 90 days prior written notice of the installation and location of such additional Client equipment and provided that the EFT Services can be provided through such additional Client equipment in accordance with BISYS' then prevailing normal procedures. Notice of such additional Client equipment shall be sent to BISYS at the address set forth above. Attention: Director of Client Service, or to such other address as BISYS may direct from time to time.

II.   MONITORING AND MAINTENANCE OF COMMUNICATIONS LINES AND CLIENT EQUIPMENT

      BISYS agrees to monitor client ATM and related equipment and the communications lines attached to such Client ATM equipment in accordance with BISYS' normal procedures for the purpose of determining their status and functioning. BISYS shall contact and inform Client of the nature of any problems detected by BISYS in accordance with BISYS' normal procedures. BISYS shall contact and inform the appropriate communications company of the nature of any problems detected by BISYS in the communications lines in accordance with BISYS' normal procedures. Clients will supply and maintain all Client ATM equipment. Client's maintenance services shall include, but not be limited to, replenishing all cash and supplies required by Client ATM equipment and providing all required preventative and remedial maintenance.

III.  TRAINING AND DOCUMENTATION

      BISYS agrees to provide Client's employees with training in the applicable EFT Services. Such initial training will be at no charge to client and will, at BISYS' option, be provided at a BISYS training facility or Client's location. Additional training sessions shall be held at BISYS training facilities from time to time for BISYS' then prevailing charges for such training. Client shall be responsible for all travel and out-of-pocket expenses incurred by Client's employees in attending any such training sessions. BISYS will, in accordance with its normal procedures, provide Client with copies of all marketing and training materials relating to the EFT Services being purchased by client hereunder which BISYS generally makes available to clients of such EFT Services.

IV.   CARD STANDARDS.

      Client agrees that all access cards issued to Client's customers to activate any equipment through which the EFT Services may be accessed (the "Access Cards") shall conform to the data content, format and encoding specifications specified by BISYS to Client from time to time during the term of this Agreement.

V.    ACCESS TO NETWORKS:  SETTLEMENT

      If, as part of the EFT Services provided by BISYS to Client hereunder, client instructs BISYS to provide client with access to EFT networks maintained by BISYS and/or third parties, Client agrees to comply with the rules, regulations, procedures, fees, assessments, penalties and other membership duties, obligations and costs of such third party networks, as from time to time in effect, which are applicable to Client. Client will comply with all BISYS and third party network rules regulations, procedures and costs relating to settlement, as from time to time in effect during the term of this Agreement. If Client is participating in VISACHECK or MasterCard debit card program, Client agrees to maintain a demand deposit account with a financial depository institution which is capable of receiving and processing debits and credits initiated by EDS and presented through the automatic Clearing House ("ACH") system (the "Settlement Account"). Client hereby authorizes BISYS and/or EDS to charge the Settlement Account for settlement of all transactions and Client acknowledges that EDS may, in its sole discretion, delay settlement or require client to deposit additional deposits in appropriate amounts with EDS to offset any shortfall of funds EDS may incur as a result of settling such transactions. BISYS shall have no liability to Client for any shortfall of funds in the Settlement Account.

VI.   FILE RETENTION

      If Client requests BISYS to provide it with EFT transaction data retained by BISYS in the Client Files in order to aid client in resolving an alleged error claimed by a Client customer, and it is determined that there is no BISYS error in such transaction, Client will pay BISYS its then prevailing archival retrieval charges in providing Client with the requested data. If it is determined that there was a BISYS error in any transaction referred to above, BISYS will provide the archival retrieval at no charge. While BISYS does not have any responsibility in assisting Client in resolving any disputed transaction that is brought to BISYS' attention more than 120 days after the date the alleged error occurred, BISYS will provide Client the requested data providing such data is available at its then prevailing archival retrieval charges.

VII.  BISYS USE OF CLIENT FILES

      Notwithstanding the foregoing, BISYS may use the Client Files in the compilation of statistical data in which the Client Files are not identifiable, which statistical data shall be the sole and absolute property of BISYS. BISYS shall have the sole right to use, sell and distribute such statistical data.

VIII. COMPLIANCE WITH LAWS

      A. Client shall be responsible for compliance with all applicable laws and governmental regulations including, without limitation, compliance with error and dispute resolution procedures specified by the Electronic Fund Transfer Act of 1978 and the regulations and interpretations promulgated thereunder (including, without limitation, Regulation E of the Board of Governors of the Federal Reserve System). If Client is participating in the VISACHECK or MasterCard program, Client represents and warrants that client's bank card program complies with all statutes, laws and government regulations applicable to Client's participation in such bank card programs and that Client will comply with all VISA and MasterCard regulations applicable to Client's participation in such programs. BISYS shall not have any responsibility for compliance with such procedures or otherwise resolving disputes between Client and its customers. If, after the date hereof any modifications to the EFT Services shall be required by law or by any governmental regulatory authority having authority over the business of Client, BISYS shall, except to the extent such changes may be beyond the capability of the BISYS switch and/or the Client equipment to implement, conform the EFT Services to be in compliance with such modified laws or governmental regulations. BISYS may at the discretion, pass on in whole or in part on an equitable basis to all users the costs of making any such modification to the EDT Services.

      B. If providing any of the EFT Services to Client hereunder violates, or in BISYS' opinion is likely to violate, any applicable laws or governmental regulations, BISYS may, upon written notice to Client, immediately cease providing the affected EFT Services to Client.

      C. BISYS does not have any obligation to make enhancements to the EFT Services which may hereafter be permitted (but not required) on account of changes in applicable laws or governmental regulations. Any and all such enhancements to the EFT Services will be made by BISYS in its sole discretion.

      D. Client shall provide all required notices to the appropriate regulatory authorities concerning the execution or termination of this Agreement, or of any substantial changes in the EFT Services being provided to Client hereunder. BISYS agrees that any and all Client Files maintained by it for the Client pursuant to this Agreement shall be available for inspection by the appropriate regulatory authorities during regular business hours, upon reasonable prior written notice to BISYS.

IX.   LIMITATION OF LIABILITY

      BISYS' sole liability under this Agreement for money damages resulting from claims made by Client, or any third party (including customers of Client), arising from or related to the EFT Services performed hereunder shall be limited to (a) the amount of cash erroneously dispended at a Client automated teller machine, (b) the loss of funds resulting from excess amounts erroneously transferred from an account of a customer of Client account to a third party, and/or (c) the loss of funds resulting from amounts erroneously transferred from an account of a customer of Client to an incorrect third party, in each case caused solely by (x) BISYS' failure to properly service, maintain, program or operate the EFT Services, or (y) any misconduct or negligence of BISYS' officers, employees, or agents in performing the EFT Services. Client agrees to cooperate with BISYS, at BISYS' direction and expense, in taking all steps necessary to recover any dispended cash and/or funds lost resulting from amounts erroneously transferred for which BISYS is liable.


                           ELECTRONICS FUND TRANSFER
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED



X.    INDEMNIFICATION

      Client shall indemnify and save harmless BISYS from any claims, liabilities or losses, including costs and attorney's fees, resulting from
      (a) EFT transactions effected with lost, stolen or misused Access Cards issued by, or on behalf of, Client to access the EFT Services, and/or (b) action, omission or commissions of Client's agents and third party host processors relating to the EFT Services.

      Client shall be responsible for the collection of Client's customers' accounts, all losses from such accounts, all costs or expenses incurred in connection with the collection efforts relative to such customer's accounts, the resolution of any controversy, claim or dispute involving such customers' accounts made by the customer relative to the debit card program, the taking of action relative to the misuse or abuse of Client's customers' accounts, and the establishment and maintenance of the Client customers' authorization limits.

XI    GENERAL

      Except for the additional terms and conditions contained in this EFT Services Addendum, the Agreement and other Addenda, if any, shall remain in full force and effect. Client hereby agrees to pay the specified charges in consideration for the services and products provided with a payment of 50% of all one-time non-recurring charges due at contract signing. All terms and conditions in the Services Agreement shall remain unchanged. If there is any conflict between the terms and conditions of this Addendum and the other terms and conditions of the Agreement as may be amended to which the Addendum forms a part, the terms and conditions of this Addendum shall prevail.








                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------


                            ELECTRONIC FUNDS TRANSFER
                         ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CH-1901-12-97 DATED          ("SERVICES AGREEMENT")
                          -------------      ----------

                                  ATM SERVICES

Expense Description                                               Onetime                  Recurring
-------------------------------------------------------------------------------------------------------------------------
I.  BASE FEES
      Base Service Fees                                                                       $      400.00
      Includes:
      Institution Data File
      Standard Daily/Monthly Report
      Positive Balance File Backup
      Host Support
      Card Management

II. TERMINAL DRIVING
      ATM Set-up Fee (First ATM)                             $        1,000.00
      Set-up Fee Each additional ATM                         $          500.00
      Terminal Driving Support:
         1 - 10                                                                               $      100.00   each
         10 - 20                                                                              $       75.00   each
         21 - 30                                                                              $       50.00   each
         31 +                                                                                 $       25.00   each

III.  TRANSACTION PROCESSING
      On-Line Processing
      On-Us Transactions:                                                                     $        0.08   each
      Foreign Transactions:
      1           -    5,000                                                                  $        0.12   each
      5,001       -    10,000                                                                 $        0.11   each
      10,001      -    25,000                                                                 $        0.10   each
      25,001      -    50,000                                                                 $        0.09   each
      50,001      -    100,000                                                                $        0.07   each
      100,001     -    500,000                                                                $        0.06   each
      500,001     -    1,000,000                                                              $        0.05   each
      1,000,001   -    2,500,000                                                              $        0.04   each
      2,500,000 +                                                                             $        0.04   each

      Batch Off-Line Posting Items                                                            $        0.10   each

IV.   CARDHOLDER PROCESSING
      # of Cardholder Records on File (ATM Card Only)                                         $        0.04   each
V.    NETWORK INTERFACES
      Network Connection                                     $           1,500  /Network
      Network Interface (1-3 Networks)                                                        $      125.00   per month
      Each Additional Network                                                                 $       25.00   each
      Plus/Cirrus Correspondent Member Fee                                                    $       50.00   each


                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------


                            ELECTRONIC FUNDS TRANSFER
                         ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CH-1901-12-97 DATED          ("SERVICES AGREEMENT")
                          -------------      ----------

                               DEBIT CARD SERVICES

Expense Description                                               Onetime                  Recurring
-------------------------------------------------------------------------------------------------------------------------
I.  BASE FEES
      Debit Card Services                                    $    2,000.00                    $      300.00
      Cardholder File Formatting:                            $      400.00
      Debit Card On-line Terminal License                                                     $       75.00
      On-line Terminal Access Fee                                                             $        0.25   per minute

II. TERMINAL DRIVING
      Off-line Debit Card Transactions:
      Debit Card Authorizations                                                               $        0.08   each
      Debit Card Transaction Postings                                                         $       0.075   each
      Charge backs/Representment                                                              $       10.00   each
      Retrievals                                                                              $        7.50   each

III.  CARDHOLDER PROCESSING
      # of Cardholder Records on File (Visa Check/Master                                      $        0.06   each
Money)
      On-line Debit Card Maintenance Updates                                                  $       0.015   each









                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------


                            ELECTRONIC FUNDS TRANSFER
                         ADDITIONAL SERVICES ADDENDUM TO
   SERVICES AGREEMENT NO. CH-1901-12-97 DATED           ("SERVICES AGREEMENT")
                          -------------      ----------

                                  CARD SERVICES

Expense Description                                               Onetime                  Recurring
-------------------------------------------------------------------------------------------------------------------------
I.  CARD PRODUCTION SERVICES

    Programming Development Start Up                         $      200.00  per BIN
    Card Production and Design                                   per quote
    Card Order Processing BISYS Preferred Vendor                                              $       50.00   per month*
    Additional Card Orders Above Standard                                                     $       10.00   per file
    Non-Preferred Vendor Card Order                                                           $       50.00   per file, plus
                                                                                              $        0.03   per record
    Processing:
        ATM Cards:
        Standard orders
               Card and PIN                                                                   $        0.80   each
               Card Only                                                                      $        0.55   each
               PIN Only                                                                       $        0.25   each
               Additional Inserts                                                             $        0.05   each**
        Mass Issue Files (20,000+ Cards)
               Card and PIN                                                                   $        0.70   each
               Card Only                                                                      $        0.45   each
               PIN Only                                                                       $        0.25   each
               Additional Inserts                                                             $        0.05   each**
        VISA Check/MasterMoney Debit Cards
               Card and PIN                                                                   $        1.00   each
               Card Only                                                                      $        0.75   each
               PIN Only                                                                       $        0.30   each
               Additional Inserts                                                             $        0.05   each
        Special Handling Charges
               VIP Orders                                                                     $       25.00   each
               Card Pulls                                                                     $       10.00   each
               Custom Card Carrier and                                                            Cost plus     10%
               envelopes

* Standard equals two files per week per month. Additional files are charged at $10.00 per file.
** Base price includes standard generic carrier and envelope with one insert. Additional inserts charged at $0.05 each.







                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------


                            ELECTRONIC FUNDS TRANSFER
                         ADDITIONAL SERVICES ADDENDUM TO
    SERVICES AGREEMENT NO. CH-1901-12-97 DATED           ("SERVICES AGREEMENT")
                           -------------      ----------

                                SPECIAL SERVICES

Expense Description                                         Onetime                      Recurring
--------------------------------------------------- ------------------------ -----------------------------------
I.  CONVERSION IMPLEMENTATION CHARGES

    ATM Conversion Support BISYS Platform                    $      500.00
    Conversion Support non-BISYS Platform                    $    1,500.00
    Deconversion Support                                     $    2,000.00
    Additional Deconversion Files                                                             $      200.00   per file

II. CARDHOLDER PROCESSING

    Customer Authorization File Creation                     $      500.00
    CAF File Conversion runs                                 $      750.00
    Additional CAF Conversion runs                                                            $      200.00   per run
    Negative Stand-in File                                   $      200.00                    $       50.00   per month
                                                                                                 plus $0.05   per record
    Cardholder File Purge                                    $      500.00
    Special Reports                                          $      250.00                    $       30.00   per report
    Special Statistical Reporting                            $      250.00                    $       75.00   per report

III.    SPECIAL SERVICES

    ATM Add/Modify/Delete                                    $      500.00per ATM
    Custom Applications:
         Programming                                         $      250.00per hour
         Download Charge                                     $      500.00per ATM load
    Technical Support                                        $      250.00per hour
    Consulting Services                                      $      250.00/hr. plus
                                                                          expenses
    Computer Test Time                                       Cost plus 10%
    Database Changes
         30 days notice                                      $       50.00per change
         5 days notice                                       $      100.00per change
         24 hours or less notice                             $      250.00per change
    Debit Card Compliance Investigations                                                      $       30.00   per transaction
    Debit Card Quarterly Reporting                                                            $      300.00   per report
    ATM Foreign Language Support                             $    1,250.00language            $       25.00   per language/ATM
    Surcharging                                              $      500.00                    $       25.00   per month/ATM
    Expanded Receipt                                         $    1,000.00                    $       25.00   per month/ATM
    Surcharge Exemption Support                              $      500.00per bin             $      100.00   per month

IV. TRAINING

    Additional Training Programs                             $      800.00per session, plus expenses


                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------


                            ELECTRONIC FUNDS TRANSFER
                         ADDITIONAL SERVICES ADDENDUM TO
  SERVICES AGREEMENT NO. CH-1901-12-97 DATED            ("SERVICES AGREEMENT")
                           -------------    ------------

                                SPECIAL SERVICES

Expense Description                               Onetime                      Recurring
---------------------------------------------------------------------------------------------------

V.  PASS THROUGH CHARGES

    Postage                                                                   At Cost
    VISA/MasterCard Fees and Assessments                                      At Cost
    Travel Expenses Incurred on behalf of                                     At Cost
Client
    Courier Expenses                                                          Cost plus 20%
    Communication Charges                                                     Cost plus 20%
    Third Party POS Fees                                                      Cost plus 20%













                                                Client's Name:  MONMOUTH COMMUNITY BANK
                                                              -------------------------
BISYS, INC.                                     Client's
                                                City/State:  LONG BRANCH, NJ
                                                            ---------------------------
Approved by:                                    Approved by:
            ------------------------------                  ---------------------------
Name:   W.W. Neville                            Name:  Richard Lindsey
        ----------------------------------             --------------------------------
Title:  President    Date:                      Title:    President   Date:
        -------------     ---------------              -------------       ------------

                             MONMOUTH COMMUNITY BANK
                                    EXHIBIT B

One Time Installation Charges
-----------------------------
Conversion Charge and Installation for the following Products and Services:         $125,000.00(10)

Conversion Services
Total Financial Manager Core Package for the LAN
ATM Processing (1 ATM terminal)
Debit Card Processing
Total Information Management System/Query Mode
Total Credit Manger
Commercial Lending Suite
Total Access Banking
Safe Deposit Box Accounting
Asset Liability Management





-------------
11 This amount will be invoiced to Client as; (i) $50,000.00 upon execution of this Agreement and Addendum, and (ii) $75,000.00 will be invoiced in equal monthly installments of $3,125.00 during the first twenty-four months of the Initial Period.

                             MONMOUTH COMMUNITY BANK
                                    EXHIBIT C

                           Special Processing Services
                           ---------------------------

                                                                              Estimated Monthly Cost
                                                                              ----------------------

Online ATM Processing Services                                                   $      868.00
Online Debit Card Processing                                                     $      381.00
TIMS/QM Optical System                                                           $      400.00
Disaster Recovery Assessment                                                     $      213.00
        +      Plus 4% of Standard Processing Services and Total Financial
               Manager and Terminal/Oracle Services
Safe Deposit Box Reporting                                                       $       50.00
Terminal/Oracle Services                                                         $      560.00
Total Access Banking                                                             $      633.00
Commercial Lending Suite (STAN and REACT) and CFI Laser Pro                      $      951.00
Total Financial Manager                                                          $      765.00
Total Credit Manager                                                             $    1,368.00
Electronic Forms

Terminal/Oracle Services - $40.00 per seat
Electronic Forms - $50.00 per branch


                             MONMOUTH COMMUNITY BANK
                                    EXHIBIT A



Deposit Accounts Processing
Loan Account Processing
Year End Reporting (forms and rendering charges are not included in the Fixed Monthly Charge)
Central Information File
Branch Automation
ACH Processing

             ATTACHMENT A - ESTIMATED ONE-TIME AND TRAINING EXPENSE
                            COMMERCIAL LENDING SUITE

This attachment provides a detailed estimate of the one-time initiation fee that will be incurred by Client for the purpose of employing the Commercial Lending Suite ("CLS") products for the designated number of users, for training Client personnel in the use of the CLS products, and for software sublicensed by BISYS in support of CLS product suite integration. The actual fees for the product mix installed, plus training and related expenses, will be billed. The one-time fees for each component ordered are listed below.

1.     Commercial Relationship Management Software, Documentation and Support

       Includes BISYS Client Site Services telephone support, complete user documentation, and first full year prepaid product maintenance.
       Client implementation assistance and product training requirements
       vary by component and are priced separately.                                           $    4,105.00
                                                                                              ----------------

       _____  Any single ONE POINT SUITE (Three Simultaneous Users) product chosen from:  Loan Marketing and Relationship Prospecting
              (MARKET); or, Loan Pricing and Relationship Profitability
              (PRICE); or, Statement Spread and Risk Analysis with Designer
              Option (STAN); or, Collateral and Loan Covenant Exception
              Tracking (REACT).                                                $    2,075.00
              _____ Six Simultaneous Users                                     $    3,370.00
              _____ Ten Simultaneous Users                                     $    4,210.00

       _____  Any Two ONE POINT SUITE (Six Simultaneous Users) product chosen from:  Loan Marketing and Relationship Prospecting
              (MARKET); and/or, Loan Pricing and Relationship Profitability
              (PRICE); and/or, Statement Spread and Risk Analysis with
              Designer Option (STAN); and/or, Collateral and Loan Covenant
              Exception Tracking (REACT).                                      $    4,105.00
              _____ Ten Simultaneous Users                                     $    4,860.00
              _____ Twenty Simultaneous Users                                  $    7,300.00

       _____  Any Three ONE POINT SUITE (Six Simultaneous Users) product chosen from:  Loan Marketing and Relationship Prospecting
              (MARKET); and/or, Loan Pricing and Relationship Profitability
              (PRICE); and/or, Statement Spread and Risk Analysis with
              Designer Option (STAN); and/or, Collateral and Loan Covenant
              Exception Tracking (REACT).                                      $    4,235.00
              _____ Ten Simultaneous Users                                     $    5,505.00
              _____ Twenty Simultaneous Users                                  $    8,250.00

       _____  The Full ONE POINT SUITE (Six Simultaneous Users) product chosen from:  Loan Marketing and Relationship Prospecting
              (MARKET); and, Loan Pricing and Relationship Profitability
              (PRICE); and, Statement Spread and Risk Analysis with Designer
              Option (STAN); and, Collateral and Loan Covenant Exception
              Tracking (REACT).                                                $    4,575.00
              _____ Ten Simultaneous Users                                     $    6,475.00
              _____ Twenty Simultaneous Users                                  $    9,710.00

       _____  DATA IMPORT FACILITY Single Simultaneous User BISYS Host Data
              Download and Foreign File Import Facility                        $    2,000.00

       _____  ROBERT MORRIS ASSOCIATES DATA Included with Full Suite           $    1,000.00

       _____  LENDING LIBRARY Three Simultaneous User RMA Credit
              Considerations, Lending to Specific Industries and Commercial
              Lending Journal Multi-Topical Index Library, Updated Quarterly   $      278.00


       _____  LOAN GRADER Three Simultaneous User Client-Specific Portfolio
              Review Rule Card and Loan Grading                                $    2,075.00
              _____ Six Simultaneous Users                                     $    2,885.00

       _____  RECOVER Three Simultaneous User (DOS) Loan Charge-Off and
              Recovery Accounting System                                       $      960.00

2.     Product Suite Implementation, Training and Consulting

                                                                                              $    2,700.00
                                                                                              ----------------
       _____  Client site process setup assistance and product training days   $    2,700.00
              at $900 per day.  Fee does not include consultant or trainer
              T&LE.
                                                                               --------------

TOTAL ESTIMATED ON-TIME FEES                                                                  $    6,805.00
                                                                                              ================